Exhibit 10.24

The CORPORATEplan for RetirementSM

EXECUTIVE PLAN

Adoption Agreement

IMPORTANT NOTE

This document has not been approved by the Department of Labor, the Internal Revenue Service or any other governmental entity.  An Employer must determine whether the plan is subject to the Federal securities laws and the securities laws of the various states.  An Employer may not rely on this document to ensure any particular tax consequences or to ensure that the Plan is “unfunded and maintained primarily for the purpose of providing deferred compensation to a select group of management or highly compensated employees” under the Employee Retirement Income Security Act with respect to the Employer’s particular situation.  Fidelity Management Trust Company, its affiliates and employees cannot and do not provide legal or tax advice or opinions in connection with this document.  This document does not constitute legal or tax advice or opinions and is not intended or written to be used, and it cannot be used by any taxpayer, for the purposes of avoiding penalties that may be imposed on the taxpayer.  This document must be reviewed by the Employer’s attorney prior to adoption.

Plan Number: 44023	ECM NQ 2007 AA
(07/2007)	12/3/2008

© 2007 Fidelity Management & Research Company

ADOPTION AGREEMENT

ARTICLE 1

1.01         PLAN INFORMATION

(a)                                  Name of Plan:

This is the Arch Capital Group (U.S.) Inc. Executive Supplemental Non-Qualified Savings and Retirement Plan (the “Plan”).

(b)                                 Plan Status (Check one.):

(1)                                  Adoption Agreement effective date:  11/15/2008.

(2)                                  The Adoption Agreement effective date is (Check (A) or check and complete (B)):

(A)                              ☐            A new Plan effective date.

(B)                                ☒           An amendment and restatement of the Plan.

(c)           Name of Administrator, if not the Employer:

Arch Capital Services Inc.

1.02        EMPLOYER

(a)           Employer Name:   Arch Capital Group (U.S.) Inc.

(b)                                 The term “Employer” includes the following Related Employer(s)

(as defined in Section 2.01(a)(25)) participating in the Plan:

Arch Insurance Group Inc.
Arch Reinsurance Ltd.
Arch Capital Group Ltd.
Arch Reinsurance Company
Arch Capital Services Inc.
Arch Re Facultative Underwriters Inc.

1.03        COVERAGE

(Check (a) and/or (b).)

(a)                                  ☒  The following Employees are eligible to participate in the Plan (Check (1) or (2)):

(1)   ☒      Only those Employees designated in writing by the Employer, which writing is hereby incorporated herein.

(2)   ☐      Only those Employees in the eligible class described below:

(b)                                 ☐  The following Directors are eligible to participate in the Plan (Check (1) or (2)):

(1)   ☐    Only those Directors designated in writing by the Employer, which writing is hereby incorporated herein.

(2)   ☐    All Directors, effective as of the later of the date in 1.01(b) or the date the Director becomes a Director.

(Note:  A designation in Section 1.03(a)(1) or Section 1.03(b)(1) or a description in Section 1.03(a)(2) must include the effective date of such participation.)

1.04         COMPENSATION

(If Section 1.03(a) is selected, select (a) or (b). If Section 1.03(b) is selected, complete (c))

For purposes of determining all contributions under the Plan:

(a)                                  ☐ Compensation shall be as defined, with respect to Employees, in the                                                        Plan maintained by the Employer:

(1)                      ☐  to the extent it is in excess of the limit imposed under Code section 401(a)(17).

(2)                      ☐  notwithstanding the limit imposed under Code section 401(a)(17).

(b)                                 ☒ Compensation shall be as defined in Section 2.01(a)(9) with respect to Employees (Check (1), and/or (2) below, if, and as, appropriate):

(1)	☒	but excluding the following:

Compensation earned up to the limits imposed by Internal Revenue Code Section 401(a)(17) as indexed; compensation arising out of the exercise of stock options or stock appreciation rights, restricted stock or restricted stock units or any other form of equity based compensation; tax gross up amounts.

(2)	☐	but excluding bonuses, except those bonuses listed in the table in Section 1.05(a)(2).

(c)                                  ☐ Compensation shall be as defined in Section 2.01(a)(9)(c) with respect to Directors, but  excluding the following:

1.05         CONTRIBUTIONS ON BEHALF OF EMPLOYEES

(a)                                  Deferral Contributions (Complete all that apply):

(1)	☒

Deferral Contributions. Subject to any minimum or maximum deferral amount provided below, the Employer shall make a Deferral Contribution in accordance with, and subject to, Section 4.01 on behalf of each Participant who has an executed salary reduction agreement in effect with the Employer for the applicable calendar year (or portion of the applicable calendar year).

	Dollar Amount		% Amount
Deferral Contributions Type of Compensation	Min	Max	Min	Max
Non-Bonus Compensation			0	100

(Note:  With respect to each type of Compensation, list the minimum and maximum dollar amounts or percentages as whole dollar amounts or whole number percentages.)

(2)          ☒         Deferral Contributions with respect to Bonus Compensation only. The Employer requires Participants to enter into a special salary reduction agreement to make Deferral Contributions with respect to one or more Bonuses, subject to minimum and maximum deferral limitations, as provided in the table below.

	Treated As		Dollar Amount		% Amount
Deferral Contributions Type of Bonus	Performance Based	Non- Performance Based	Min	Max	Min	Max
Bonus Compensation		Yes			0	100

(Note:  With respect to each type of Bonus, list the minimum and maximum dollar amounts or percentages as whole dollar amounts or whole number percentages.  In the event a bonus identified as a Performance-based Bonus above does not constitute a Performance-based Bonus with respect to any Participant, such Bonus will be treated as a Non-Performance-based Bonus with respect to such Participant.)

(b)                     Matching Contributions (Choose (1) or (2) below, and (3) below, as applicable):

(1)                            ☒       The Employer shall make a Matching Contribution on behalf of each Employee Participant in an amount described below:

(A)  ☐      % of the Employee Participant’s Deferral Contributions for the calendar year.

(B)  ☐ The amount, if any, declared by the Employer in writing, which writing is hereby incorporated herein.

(C)  ☒ Other:

With respect to the Non-Bonus Compensation Deferral Contributions, pursuant to Section 1.05(a)(1) above for the calendar year:  100% of the first 3% and 50% of the next 3% of Non-Bonus Compensation.

(2)                            ☐        Matching Contribution Offset. For each Employee Participant who has made elective contributions (as defined in 26 CFR section 1.401(k)-6 (“QP Deferrals”)) of the maximum permitted under Code section 402(g), or the maximum permitted under the terms of the                                                        Plan (the “QP”),  to the QP, the Employer shall make a Matching  Contribution in an amount equal to (A) minus (B) below:

(A)            The matching contributions (as defined in 26 CFR section 1.401(m)-1(a)(2) (“QP Match”)) that the Employee Participant would have received under the QP on the sum of the Deferral Contributions and the Participant’s QP Deferrals, determined as though—

•                  no limits otherwise imposed by the tax law applied to such QP match; and

•                  the Employee Participant’s Deferral Contributions had been made to the QP.

(B)              The QP Match actually made to such Employee Participant under the QP for the applicable calendar year.

Provided, however, that the Matching Contributions made on behalf of any Employee Participant pursuant to this Section 1.05(b)(2) shall be limited as provided in Section 4.02 hereof.

(3)         ☒     Matching Contribution Limits (Check the appropriate box (es)):

(A)  ☒     Deferral Contributions in excess of 6 % of the Employee Participant’s Compensation for the calendar year shall not be considered for Matching Contributions.

(B)  ☐      Matching Contributions for each Employee Participant for each calendar year shall be limited to $           .

(c)                                  Employer Contributions

(1) ☒      Fixed Employer Contributions. The Employer shall make an Employer Contribution on behalf of each Employee Participant in an amount determined as described below:

The Employer shall make an additional contribution on behalf of each Employee Participant in an amount equal to 10% (ten percent) of the Employee Participant’s Compensation for the calendar year, excluding bonuses and commissions.

(2) ☒    Discretionary Employer Contributions. The Employer may make Employer Contributions to the accounts of Employee Participants in any amount (which   amount may be zero), as determined by the Employer in its sole discretion from time   to time in a writing, which is hereby incorporated herein.

1.06        CONTRIBUTIONS ON BEHALF OF DIRECTORS

(a)          ☐  Director Deferral Contributions

The Employer shall make a Deferral Contribution in accordance with, and subject to, Section 4.01 on behalf of each Director Participant who has an executed deferral agreement in effect with the Employer for the applicable calendar year (or portion of the applicable calendar year), which deferral agreement shall be subject to any minimum and/or maximum deferral amounts provided in the table below.

	Dollar Amount		% Amount
Deferral Contributions Type of Compensation	Min	Max	Min	Max

(Note:  With respect to each type of Compensation, list the minimum and maximum dollar amounts or percentages as whole dollar amounts or whole number percentages.)

(b)     Matching and Employer Contributions:

(1)  ☐       Matching Contributions. The Employer shall make a Matching Contribution on behalf of each Director Participant in an amount determined as described below:

(2)  ☐                Fixed Employer Contributions. The Employer shall make an Employer Contribution on behalf of each Director Participant in an amount determined as described below:

(3)  ☐                      Discretionary Employer Contributions. The Employer may make Employer Contributions to the accounts of Director Participants in any amount (which amount may be zero), as determined by the Employer in its sole discretion from time to time, in a writing, which is hereby incorporated herein.

1.07         DISTRIBUTIONS

The form and timing of distributions from the Participant’s vested Account shall be made consistent with the elections in this Section 1.07.

(a) (1)      Distribution options to be provided to Participants

	(A) Specified Date	(B) Specified Age	(C) Separation From Service	(D) Earlier of Separation or Age	(E) Earlier of Separation or Specified Date	(F) Disability	(G) Change in Control	(H) Death

Deferral Contribution	☐ Lump Sum ☐ Installments	☐ Lump Sum ☐ Installments	☒ Lump Sum ☒ Installments	☐ Lump Sum ☐ Installments	☐ Lump Sum ☐ Installments	☐ Lump Sum ☐ Installments	☐ Lump Sum	☒ Lump Sum ☐ Installments
Matching Contributions	☐ Lump Sum ☐ Installments	☐ Lump Sum ☐ Installments	☒ Lump Sum ☒ Installments	☐ Lump Sum ☐ Installments	☐ Lump Sum ☐ Installments	☐ Lump Sum ☐ Installments	☐ Lump Sum	☒ Lump Sum ☐ Installments
Employer Contributions	☐ Lump Sum ☐ Installments	☐ Lump Sum ☐ Installments	☒ Lump Sum ☒ Installments	☐ Lump Sum ☐ Installments	☐ Lump Sum ☐ Installments	☐ Lump Sum ☐ Installments	☐ Lump Sum	☒ Lump Sum ☐ Installments

(Note:  If the Employer elects (F), (G), or (H)  above, the Employer must also elect (A), (B), (C), (D), or (E) above, and the Participant must also elect (A), (B), (C), (D), or (E) above.  In the event the Employer elects only a single payment trigger and/or payment method above, then such single payment trigger and/or payment method shall automatically apply to the Participant.  If the employer elects to provide for payment upon a specified date or age, and the employer applies a vesting schedule to amounts that may be subject to such payment trigger(s), the employer must apply a minimum deferral period, the number of years of which must be greater than the number of years required for 100% vesting in any such amounts.  If the employer elects to provide for payment upon disability and/or death, and the employer applies a vesting schedule to amounts that may be subject to such payment trigger, the employer must also elect to apply 100% vesting in any such amounts upon disability and/or death.)

(2)                 ☐        A Participant incurs a Disability when the Participant (Check at least one if Section 1.07(a)(1)(F) or if Section 1.08(e)(3) is elected):

(A)	☐

is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months.

(B)	☐

is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than 3 months under an accident and health plan covering employees of the Employer.

(C)	☐	is determined to be totally disabled by the Social Security Administration or the Railroad Retirement Board.

(D)	☐	is determined to be disabled pursuant to the following disability insurance program: the definition of disability under which complies with the requirements in regulations under Code section 409A.

(Note:  If more than one box above is checked, then the Participant will have a Disability if he satisfies at least one of the descriptions corresponding to one of such checked boxes.)

(3)                       ☒       Regardless of any payment trigger and, as applicable, payment method, to which the Participant would otherwise be subject pursuant to (1) above, the first to occur of the following Plan-level payment triggers will cause payment to the Participant commencing pursuant to Section 1.07(c)(1) below in a lump sum, provided such Plan-level payment trigger occurs prior to the payment trigger to which the Participant would otherwise be subject.

Payment Trigger

(A)	☐	Separation from Service prior to:

(B)	☐	Separation from Service
(C)	☒	Death
(D)	☐	Change in Control

(b)         Distribution Election Change

A  Participant

(1) ☐	shall
(2) ☒	shall not

be permitted to modify a scheduled distribution election in accordance with Section 8.01(b) hereof.

(c)                            Commencement of Distributions

(1)                                  Each lump sum distribution and the first distribution in a series of installment payments (if applicable) shall commence as elected in (A), (B) or (C) below:

(A) ☒             Monthly on the 8th day of the month which day next follows the applicable triggering event described in 1.07(a).

(B) ☐                 Quarterly on the            day of the following months                         ,                             ,                               , or                         (list one month in each calendar quarter) which day next follows the applicable triggering event described in 1.07(a).

(C) ☐                 Annually on the            day of                          (month) which day next follows the applicable triggering event described in 1.07(a).

(Note:  Notwithstanding the above: a six-month delay shall be imposed with respect to certain distributions to Specified Employees; a Participant who chooses payment on a Specified Date will choose a month, year or quarter (as applicable) only, and payment will be made on the applicable date elected in (A), (B) or (C) above that falls within such month, year or quarter elected by the Participant.)

(2)                                        The commencement of distributions pursuant to the events elected in Section 1.07(a)(1) and Section 1.07(a)(3) shall be modified by application of the following:

(A) ☐               Separation from Service Event Delay – Separation from Service will be treated as not having occurred for       months after the date of such event.

(B) ☐                 Plan Level Delay      all distribution events (other than those based on Specified Date or Specified Age) will be treated as not having occurred for            days (insert number of days but not more than 30).

(d)         Installment Frequency and Duration

If installments are available under the Plan pursuant to Section 1.07(a), a Participant shall be permitted to elect that the installments will be paid (Complete 1 and 2 below):

(1)             at the following intervals:

(A) ☒    Monthly commencing on the day elected in Section 1.07(c)(1).

(B) ☒     Quarterly commencing on the day elected in Section1.07(c)(1) (with payments made at three-month intervals thereafter).

(C) ☒     Annually commencing on the day elected in Section 1.07(c)(1).

(2)        over the following term(s) (Complete either (A) or (B)):

(A) ☒                                                 Any term of whole years between 2 (minimum of 1) and 10 (maximum of 30).

(B) ☐                                                     Any of the whole year terms selected below.

☐ 1	☐ 2	☐ 3	☐ 4	☐ 5	☐ 6
☐ 7	☐ 8	☐ 9	☐ 10	☐ 11	☐ 12
☐ 13	☐ 14	☐ 15	☐ 16	☐ 17	☐ 18
☐ 19	☐ 20	☐ 21	☐ 22	☐ 23	☐ 24
☐ 25	☐ 26	☐ 27	☐ 28	☐ 29	☐ 30

(Note:  Only elect a term of one year if Section 1.07(d)(1)(A) and/or Section 1.07(d)(1)(B) is elected above.)

(e)	Conversion to Lump Sum

☐

Notwithstanding anything herein to the contrary , if the Participant’s vested Account at the time such Account becomes payable to him hereunder does not exceed $ distribution of the Participant’s vested Account shall automatically be made in the form of a single lump sum at the time prescribed in Section 1.07(c)(1).

(f)	Distribution Rules Applicable to Pre-effective Date Accruals

☒

Benefits accrued under the Plan (subject to Code section 409A) prior to the date in Section 1.01(b)(1) above are subject to distribution rules not described in Section 1.07(a) through (e), and such rules are described in Attachment A Re: PRE EFFECTIVE DATE ACCRUAL DISTRIBUTION RULES.

1.08       VESTING SCHEDULE

(a)                                  (1)           The Participant’s vested percentage in Matching Contributions elected in Section 1.05(b)shall be based upon the following schedule and unless Section 1.08(a)(2) is checked below will be based on the elapsed time method as described in Section 7.03(b).

Years of Service	Vesting %
0	100

(2)           ☐  Vesting shall be based on the class year method as described in Section 7.03(c).

(b)                                 (1)           The Participant’s vested percentage in Employer Contributions elected in Section 1.05(c) shall be based upon the following schedule and unless Section 1.08(b)(2) is checked below will be based on the elapsed time  method as described in Section 7.03(b).

Years of Service	Vesting %
0	100

(2)           ☐  Vesting shall be based on the class year method as described in Section 7.03(c).

(c)           ☐  Years of Service shall exclude (Check one.):

(1)  ☐                for new plans, service prior to the Effective Date as defined in Section 1.01(b)(2)(A).

(2)  ☐     for existing plans converting from another plan document, service prior to the original  Effective Date as defined in Section 1.01(b)(2)(B).

(Note:  Do not elect to apply this Section 1.08(c) if vesting is based only on the class year method.)

(d)	☐

Notwithstanding anything to the contrary herein, a Participant will forfeit his Matching Contributions and Employer Contributions (regardless of whether vested) upon the occurrence of the following event(s):

(Note: Contributions with respect to Directors, which are 100% vested at all times, are subject to the rule in this subsection (d).)

(e)                                  A Participant will be 100% vested in his Matching Contributions and Employer Contributions upon (Check the appropriate box(es)):

(1) ☐	Retirement eligibility is the date the Participant attains age 0 and completes 0 Years of Service, as defined in Section 7.03(b).

(2) ☐	Death.

(3) ☐	The date on which the Participant becomes disabled, as determined under Section 1.07(a)(2).(Note: Participants will automatically vest upon Change in Control if Section 1.07(a)(1)(G) is elected.)

(f)                                    ☐    Years of Service in Section 1.08 (a)(1) and Section 1.08 (b)(1) shall include service with the following employers:

1.09       INVESTMENT DECISIONS

A Participant’s Account shall be treated as invested in the Permissible Investments as directed by the Participant unless otherwise provided below:

1.10       ADDITIONAL PROVISIONS

The Employer may elect Option below and complete the Superseding Provisions Addendum to describe overriding provisions that are not otherwise reflected in this Adoption Agreement.

☒          The Employer has completed the Superseding Provisions Addendum to reflect the provisions of the Plan that supersede provisions of this Adoption Agreement and/or the Basic Plan Document.

EXECUTION PAGE

(Fidelity’s Copy)

IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed this 4th day of December, 2008.

Employer	Arch Capital Group (U.S.) Inc.

By	/s/ Fred S. Eichler

Title	SVP & CFO

EXECUTION PAGE

(Employer’s Copy)

IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed this 4th day of December, 2008.

Employer	Arch Capital Group (U.S.) Inc.

By	/s/ Fred S. Eichler

Title	SVP & CFO

 AMENDMENT EXECUTION PAGE

(Fidelity’s Copy)

Plan Name:	Arch Capital Group (U.S.) Inc. Executive Supplemental Non-Qualified Savings and Retirement Plan (the “Plan”)

Employer:	Arch Capital Group (U.S.) Inc.

(Note: These execution pages are to be completed in the event the Employer modifies any prior election(s) or makes a new election(s) in this Adoption Agreement.  Attach the amended page(s) of the Adoption Agreement to these execution pages.)

The following section(s) of the Plan are hereby amended effective as of the date(s) set forth below:

Section Amended	Effective Date

IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed on the date below.

Employer:

By:

Title:

Date:

 AMENDMENT EXECUTION PAGE

(Employer’s Copy)

Plan Name:	Arch Capital Group (U.S.) Inc. Executive Supplemental Non-Qualified Savings and Retirement Plan (the “Plan”)

Employer:	Arch Capital Group (U.S.) Inc.

(Note: These execution pages are to be completed in the event the Employer modifies any prior election(s) or makes a new election(s) in this Adoption Agreement. Attach the amended page(s) of the Adoption Agreement to these execution pages.)

Section Amended	Effective Date

IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed on the date below.

Employer:

By:

Title:

Date:

 ATTACHMENT A

Re:   409A GRANDFATHER AND PRE EFFECTIVE DATE ACCRUAL DISTRIBUTION RULES

Plan Name:	Arch Capital Group (U.S.) Inc. Executive Supplemental Non-Qualified Savings and Retirement Plan (the “Plan”)

1.  Grandfathered Plan Benefits.  It is intended that benefits that were accrued and vested under the Plan on December 31, 2004 will satisfy the grandfather provisions of Section 409A of the Code so that such benefits (together with earnings thereon, determined in accordance with Section 409A of the Code) (collectively, “Pre Effective Date Accruals”) will not be subject to Section 409A of the Code.  No amendment to this Plan made after October 3, 2004 will apply to such Pre Effective Date Accruals unless the amendment specifically provides that it applies thereto; provided, however, that amendments changing notional investment measures for benefits under the Plan shall apply to Pre Effective Date Accruals so long as such amendments do not constitute a material modification for purposes of Section 409A of the Code and do not cause such Pre Effective Date Accruals to lose their grandfathered status under Section 409A of the Code.  Without limiting the generality of the foregoing, Pre Effective Date Accruals will be distributed in accordance with the distribution rules in effect under the Plan on October 3, 2004.

2.  Grandfathered Benefits Under Arch Deferred Compensation Plan.  It is intended that benefits that were accrued and vested on December 31, 2004 under the Arch Deferred Compensation Plan (the “Arch Plan”), which has been merged with and into the Plan, will satisfy the grandfather provisions of Section 409A of the Code so that such benefits (together with earnings thereon, determined in accordance with Section 409A of the Code) (collectively, “Arch Plan Pre Effective Date Accruals”) will not be subject to Section 409A of the Code.  No amendment to this Plan or the Arch Plan made after October 3, 2004 will apply to such Arch Plan Pre Effective Date Accruals unless the amendment specifically provides that it applies thereto; provided, however, that amendments changing notional investment measures for benefits under the Arch Plan shall apply to Arch Plan Pre Effective Date Accruals so long as such amendments do not constitute a material modification for purposes of Section 409A of the Code and do not cause such Arch Plan Pre Effective Date Accruals to lose their grandfathered status under Section 409A of the Code.  Without limiting the generality of the foregoing, Arch Plan Pre Effective Date Accruals will be distributed in accordance with the distribution rules in effect under the Arch Plan on October 3, 2004.

ATTACHMENT B

Re:  SUPERSEDING PROVISIONS
for

Plan Name:	Arch Capital Group (U.S.) Inc. Executive Supplemental Non-Qualified Savings and Retirement Plan (the “Plan”)

(a)   Superseding Provision(s) — The following provisions supersede other provisions of this Adoption Agreement and/or the Basic Plan Document as described below:

1.  Section 1.01(b) shall be replaced in its entirety with the following:

(b)                                 Plan Status (Check one.):

(1)                                  Adoption Agreement effective date:  11/15/2008.

(2)                                  The Adoption Agreement effective date is (Check (A) or check and complete (B)):

(A)   ☐    A new Plan effective date.

(B)   ☒    An amendment and restatement of the Plan.

(3)                                  Attachment A sets forth special effective date and grandfather rules under the Plan for purposes of Section 409A of the Code.

2.  Section 1.05(a)(2) shall be replaced in its entirety with the following:

(2)          ☒          Deferral Contributions with respect to Bonus Compensation* only. The Employer requires Participants to enter into a special salary reduction agreement to make Deferral Contributions with respect to one or more Bonuses, subject to minimum and maximum deferral limitations, as provided in the table below.

*Determined without excluding compensation earned up to the limits imposed by Section 401(a)(17).

Deferral Contributions Type of Bonus	Treated As		Dollar Amount		% Amount
	Performance Based	Non- Performance Based	Min	Max	Min	Max
Bonus Compensation		Yes			0	100

(Note:  With respect to each type of Bonus, list the minimum and maximum dollar amounts or percentages as whole dollar amounts or whole number percentages.  In the event a bonus identified as a Performance-based Bonus above does not constitute a Performance-based Bonus with respect to any Participant, such Bonus will be treated as a Non-Performance-based Bonus with respect to such Participant.)

3.  Section 1.05(b)(3) shall be replaced in its entirety with the following:

(3)                            ☒                Matching Contribution Limits (Check the appropriate box (es)):

(A)  ☒               Deferral Contributions in excess of 6 % of the Employee Participant’s Non-Bonus Compensation for the calendar year shall not be considered for Matching Contributions.  Bonus contributions for the calendar year shall not be considered for Matching Contributions.

(B)  ☐                   Matching Contributions for each Employee Participant for each calendar year shall be limited to $               .

4.  Section 1.07(f) shall be replaced in its entirety with the following:

(f)                        Distribution Rules Applicable to Pre-effective Date Accruals

☒        Benefits accrued and vested under the Plan on December 31, 2004, together with earnings thereon determined in accordance with Section 409A of the Code, are subject to distribution rules not described in Section 1.07(a) through (e), and such rules are described in Attachment A Re: 409A GRANDFATHER AND PRE EFFECTIVE DATE ACCRUAL DISTRIBUTION RULES.

5  New Section 7.09 of the Basic Plan Document is hereby added immediately following Section 7.08 to read as follows:

“7.09 Obligor.  Notwithstanding any provision of the Plan to the contrary, benefits payable under the Plan to a Participant or his or her Beneficiary shall be the obligation of the Employer who actually employs (or, in the case a Participant who is no longer employed by an Employer, last employed) the Participant; provided, however, that in the event the Participant’s employer fails to make a payment of benefits to the Participant or his or her Beneficiary when due under the terms of the Plan, Arch Capital Group, Ltd. (the parent company of the Employers) shall be obligated to make such benefit payments in accordance with the terms of the Plan.”

(b)        Superseding Provisions Applicable Only to Class A Participants—The following provisions supersede other provisions of this Adoption Agreement and/or the Basic Plan Document as described below but only as applied to Class A Participants:

1.  For purposes of this Plan, “Class A Participants” shall be those Employees designated in writing by the Employer as Class A Participants, which writing is hereby incorporated herein.

2.  Section 1.05(a)(1) shall be replaced in its entirety with the following solely in the case of Class A Participants:

(1)          ☒                             Deferral Contributions*.  Subject to any minimum or maximum deferral amount provided below, the Employer shall make a Deferral Contribution in accordance with, and subject to, Section 4.01 on behalf of each Participant who has an executed salary reduction agreement in effect with the Employer for the applicable calendar year (or portion of the applicable calendar year).

*Determined without excluding compensation earned up to the limits imposed by Section 401(a)(17).

Deferral Contributions Type of Compensation	Dollar Amount		% Amount
	Min	Max	Min	Max
Non-Bonus Compensation			0	50

(Note:  With respect to each type of Compensation, list the minimum and maximum dollar amounts or percentages as whole dollar amounts or whole number percentages.)

3.  Section 1.05(b) shall be replaced in its entirety solely in the case of Class A Participants by not checking any boxes therein.  Accordingly, no matching contributions shall be made in respect of Class A Participants.

4.  Section 1.05(c)(1) shall be replaced in its entirety solely in the case of Class A Participants by not checking the box therein.  Accordingly, fixed Employer Contributions shall not be made in respect of Class A Participants.

(c)         Plan Merger.  Effective as of December 15, 2008, the Arch Deferred Compensation Plan is hereby merged with and into this Plan and, after such time, all benefits accrued under the Arch Deferred Compensation Plan shall be governed by and payable in accordance with the terms of this Plan, subject to the applicable grandfather provisions set forth in Attachment A to this Plan; provided, however, that, subject to the transition election provisions set forth in (d) below, benefits under the Arch Deferred Compensation Plan that were accrued at the time of its merger with and into this Plan, as well as any additional benefits for participants under the Arch Deferred Compensation Plan from deferrals of compensation for calendar year 2008 (including any bonus for calendar year 2008 and prior years paid during calendar year 2009) that are made pursuant to a deferral election previously made under the Arch Deferred Compensation Plan, shall be paid in the form of the applicable distribution elections in effect under the Arch Deferred Compensation Plan at the time of the merger.

(d)        Transition Distribution Elections.  Notwithstanding anything in this Plan to the contrary, each Participant may elect, with respect to benefits under the Plan (other than (A) amounts deferred for calendar year 2009 and later years, which are covered in the second paragraph of this paragraph (d), and (B) “Pre-Effective Date Accruals” or “Arch Plan Pre-Effective Date Accruals” (as such terms are defined in Attachment A to this Plan)), including benefits merged into the Plan from the Arch Deferred Compensation Plan that do not constitute “Arch Plan Pre-Effective Date Accruals”, to change their distribution elections with respect to such portion of their account (including any notional earnings credited to such benefits under the Plan), provided that (i) no such election may be made in calendar year 2008 to cause a distribution to occur in calendar year 2008 that would not otherwise have occurred in calendar year 2008; (ii) no such election may be made in calendar year 2008 to cause a distribution scheduled to occur in calendar year 2008 to occur in a later year; (iii) such election shall not be made after December 19, 2008 and it shall be irrevocable; (iv) any such new distribution election must be in the form of (X) a single lump sum in cash or (Y) a systematic cash withdrawal plan in annual, monthly, or quarterly installments over a period of years not to exceed ten years, in either case beginning either (I) upon separation from service of the Participant with the Company (II) upon the earlier of a date specified by the Participant in his or her election or separation from service of the Participant with the Company, or (III) in the case of a Participant whose separation from service has occurred before December 1, 2008, upon a date specified by the Participant in his or her election; and (v) any such new distribution election shall be made in the manner set forth in the Plan;

Notwithstanding anything in this Plan to the contrary, each Participant may elect, with respect to benefits under the Plan attributable to amounts deferred for calendar year 2009 and later years (which distribution election shall apply to the distribution of bonus amounts that, absent a deferral under the Plan, would have been paid in calendar years after 2009) to change their distribution elections with respect to such portion of their account (including any notional earnings credited to such benefits under the Plan), provided that (i) no such election may be made in calendar year 2008 to cause a distribution to occur in calendar year 2008 that would not otherwise have occurred in calendar year 2008; (ii) no such election may be made in calendar year 2008 to cause a distribution scheduled to occur in calendar year 2008 to occur in a later year; (iii) such election shall not be made after December 19, 2008 and it shall be irrevocable; (iv) any such new distribution election must be for a form of distribution permitted by the Plan; and (v) any such new distribution election shall be made in the manner set forth in the Plan.

It is intended that this paragraph (d) be operated in accordance with Q&A A-19(c) of Internal Revenue Service Notice 2005-1, Section XI(C) of the preamble to Proposed Treasury Regulations under Section 409A dated October 4, 2005 (Application of Section 409A to Nonqualified Deferred Compensation Plans), and Section 3.02 of Internal Revenue Service Notice 2007-86.

(e)         Transition Deferral Elections.  Notwithstanding anything in this Plan to the contrary, each Participant who has participated in the “formula approach” portion of Arch’s Incentive Compensation Plan and, as a result, has bonuses that are determined based on performance, over a multiyear development period, of policies, binders or contracts of insurance or reinsurance having an inception or renewal date during a particular calendar year (a “Policy Year”), may make an election to defer a percentage of such Participant’s bonuses that are otherwise paid after calendar year 2009 and are attributable to Policy Years prior to calendar year 2009 (including carryforwards from such Policy Years), provided that the election must be made on or prior to December 19, 2008 and (except as otherwise set forth in Section 4.01(c) of the Plan) it shall be irrevocable.  Failure of such a Participant to make a deferral election under this paragraph (e) shall result in such bonus amounts not being deferred under the Plan.  However, for the avoidance of doubt, such Participant’s bonus deferral elections made prior to June 30, 2008 for bonus payable in 2009 shall apply to bonus amounts otherwise payable in 2009, without regard to which Policy Years they are attributable.

(f)           Formula Approach Bonus Deferral Elections.  For the avoidance of doubt, each Participant who participates in the “formula approach” portion of Arch’s Incentive Compensation Plan and, as a result, has bonuses that are determined based on performance, over a multiyear development period, of policies, binders or contracts of insurance or reinsurance having an inception or renewal date during a particular calendar year (a “Policy Year”) may make an election prior to the beginning of the Policy Year to defer a percentage of such Participant’s bonus that is attributable to the Policy Year, whether it is paid in the year immediately following the Policy Year or at any later time based on further performance during the applicable development period.  Such a deferral election shall, except as otherwise set forth in Section 4.01(c) of the Plan, be irrevocable and shall apply to all bonus payments for the applicable Policy Year, including any carryforwards from the Policy Year.  Failure of a Participant to make a deferral election in accordance with this paragraph (f) for bonus paid for a Policy Year shall result in no deferral under the Plan for bonus from such Policy Year.

ATTACHMENT A

Re:   409A GRANDFATHER AND PRE EFFECTIVE DATE ACCRUAL DISTRIBUTION RULES

Plan Name:	Arch Capital Group (U.S.) Inc. Executive Supplemental Non-Qualified Savings and Retirement Plan (the “Plan”)

1.  Grandfathered Plan Benefits.  It is intended that benefits that were accrued and vested under the Plan on December 31, 2004 will satisfy the grandfather provisions of Section 409A of the Code so that such benefits (together with earnings thereon, determined in accordance with Section 409A of the Code) (collectively, “Pre Effective Date Accruals”) will not be subject to Section 409A of the Code.  No amendment to this Plan made after October 3, 2004 will apply to such Pre Effective Date Accruals unless the amendment specifically provides that it applies thereto; provided, however, that amendments changing notional investment measures for benefits under the Plan shall apply to Pre Effective Date Accruals so long as such amendments do not constitute a material modification for purposes of Section 409A of the Code and do not cause such Pre Effective Date Accruals to lose their grandfathered status under Section 409A of the Code.  Without limiting the generality of the foregoing, Pre Effective Date Accruals will be distributed in accordance with the distribution rules in effect under the Plan on October 3, 2004.

2.  Grandfathered Benefits Under Arch Deferred Compensation Plan.  It is intended that benefits that were accrued and vested on December 31, 2004 under the Arch Deferred Compensation Plan (the “Arch Plan”), which has been merged with and into the Plan, will satisfy the grandfather provisions of Section 409A of the Code so that such benefits (together with earnings thereon, determined in accordance with Section 409A of the Code) (collectively, “Arch Plan Pre Effective Date Accruals”) will not be subject to Section 409A of the Code.  No amendment to this Plan or the Arch Plan made after October 3, 2004 will apply to such Arch Plan Pre Effective Date Accruals unless the amendment specifically provides that it applies thereto; provided, however, that amendments changing notional investment measures for benefits under the Arch Plan shall apply to Arch Plan Pre Effective Date Accruals so long as such amendments do not constitute a material modification for purposes of Section 409A of the Code and do not cause such Arch Plan Pre Effective Date Accruals to lose their grandfathered status under Section 409A of the Code.  Without limiting the generality of the foregoing, Arch Plan Pre Effective Date Accruals will be distributed in accordance with the distribution rules in effect under the Arch Plan on October 3, 2004.

ATTACHMENT B

Re:  SUPERSEDING PROVISIONS
for

Plan Name:	Arch Capital Group (U.S.) Inc. Executive Supplemental Non-Qualified Savings and Retirement Plan (the “Plan”)

(a)         Superseding Provision(s) — The following provisions supersede other provisions of this Adoption Agreement and/or the Basic Plan Document as described below:

1.  Section 1.01(b) shall be replaced in its entirety with the following:

(b)                                 Plan Status (Check one.):

(1)                                  Adoption Agreement effective date:  11/15/2008.

(2)                                  The Adoption Agreement effective date is (Check (A) or check and complete (B)):

(A)   ☐   A new Plan effective date.

(B)   ☒   An amendment and restatement of the Plan.

(3)                                  Attachment A sets forth special effective date and grandfather rules under the Plan for purposes of Section 409A of the Code.

2.  Section 1.05(a)(2) shall be replaced in its entirety with the following:

(2)   ☒         Deferral Contributions with respect to Bonus Compensation* only. The Employer requires Participants to enter into a special salary reduction agreement to make Deferral Contributions with respect to one or more Bonuses, subject to minimum and maximum deferral limitations, as provided in the table below.

*Determined without excluding compensation earned up to the limits imposed by Section 401(a)(17).

Deferral Contributions Type of Bonus	Treated As		Dollar Amount		% Amount
	Performance Based	Non- Performance Based	Min	Max	Min	Max
Bonus Compensation		Yes			0	100

(Note:  With respect to each type of Bonus, list the minimum and maximum dollar amounts or percentages as whole dollar amounts or whole number percentages.  In the event a bonus identified as a Performance-based Bonus above does not constitute a Performance-based Bonus with respect to any Participant, such Bonus will be treated as a Non-Performance-based Bonus with respect to such Participant.)

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3.  Section 1.05(b)(3) shall be replaced in its entirety with the following:

(3)                            ☒                Matching Contribution Limits (Check the appropriate box (es)):

(A)  ☒               Deferral Contributions in excess of 6 % of the Employee Participant’s Non-Bonus Compensation for the calendar year shall not be considered for Matching Contributions.  Bonus contributions for the calendar year shall not be considered for Matching Contributions.

(B)  ☐                   Matching Contributions for each Employee Participant for each calendar year shall be limited to $               .

4.  Section 1.07(f) shall be replaced in its entirety with the following:

(f)                        Distribution Rules Applicable to Pre-effective Date Accruals

☒        Benefits accrued and vested under the Plan on December 31, 2004, together with earnings thereon determined in accordance with Section 409A of the Code, are subject to distribution rules not described in Section 1.07(a) through (e), and such rules are described in Attachment A Re: 409A GRANDFATHER AND PRE EFFECTIVE DATE ACCRUAL DISTRIBUTION RULES.

5  New Section 7.09 of the Basic Plan Document is hereby added immediately following Section 7.08 to read as follows:

“7.09 Obligor.  Notwithstanding any provision of the Plan to the contrary, benefits payable under the Plan to a Participant or his or her Beneficiary shall be the obligation of the Employer who actually employs (or, in the case a Participant who is no longer employed by an Employer, last employed) the Participant; provided, however, that in the event the Participant’s employer fails to make a payment of benefits to the Participant or his or her Beneficiary when due under the terms of the Plan, Arch Capital Group, Ltd. (the parent company of the Employers) shall be obligated to make such benefit payments in accordance with the terms of the Plan.”

(b)        Superseding Provisions Applicable Only to Class A Participants—The following provisions supersede other provisions of this Adoption Agreement and/or the Basic Plan Document as described below but only as applied to Class A Participants:

1.  For purposes of this Plan, “Class A Participants” shall be those Employees designated in writing by the Employer as Class A Participants, which writing is hereby incorporated herein.

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2.  Section 1.05(a)(1) shall be replaced in its entirety with the following solely in the case of Class A Participants:

(1)          ☒                             Deferral Contributions*.  Subject to any minimum or maximum deferral amount provided below, the Employer shall make a Deferral Contribution in accordance with, and subject to, Section 4.01 on behalf of each Participant who has an executed salary reduction agreement in effect with the Employer for the applicable calendar year (or portion of the applicable calendar year).

*Determined without excluding compensation earned up to the limits imposed by Section 401(a)(17).

Deferral Contributions Type of Compensation	Dollar Amount		% Amount
	Min	Max	Min	Max
Non-Bonus Compensation			0	50

(Note:  With respect to each type of Compensation, list the minimum and maximum dollar amounts or percentages as whole dollar amounts or whole number percentages.)

3.  Section 1.05(b) shall be replaced in its entirety solely in the case of Class A Participants by not checking any boxes therein.  Accordingly, no matching contributions shall be made in respect of Class A Participants.

4.  Section 1.05(c)(1) shall be replaced in its entirety solely in the case of Class A Participants by not checking the box therein.  Accordingly, fixed Employer Contributions shall not be made in respect of Class A Participants.

(c)         Plan Merger.  Effective as of December 15, 2008, the Arch Deferred Compensation Plan is hereby merged with and into this Plan and, after such time, all benefits accrued under the Arch Deferred Compensation Plan shall be governed by and payable in accordance with the terms of this Plan, subject to the applicable grandfather provisions set forth in Attachment A to this Plan; provided, however, that, subject to the transition election provisions set forth in (d) below, benefits under the Arch Deferred Compensation Plan that were accrued at the time of its merger with and into this Plan, as well as any additional benefits for participants under the Arch Deferred Compensation Plan from deferrals of compensation for calendar year 2008 (including any bonus for calendar year 2008 and prior years paid during calendar year 2009) that are made pursuant to a deferral election previously made under the Arch Deferred Compensation Plan, shall be paid in the form of the applicable distribution elections in effect under the Arch Deferred Compensation Plan at the time of the merger.

(d)        Transition Distribution Elections.  Notwithstanding anything in this Plan to the contrary, each Participant may elect, with respect to benefits under the Plan (other than (A) amounts deferred for calendar year 2009 and later years, which are covered in the second paragraph of this paragraph (d), and (B) “Pre-Effective Date Accruals” or “Arch Plan Pre-Effective Date Accruals” (as such terms are defined in Attachment A to this Plan)), including benefits merged

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into the Plan from the Arch Deferred Compensation Plan that do not constitute “Arch Plan Pre-Effective Date Accruals”, to change their distribution elections with respect to such portion of their account (including any notional earnings credited to such benefits under the Plan), provided that (i) no such election may be made in calendar year 2008 to cause a distribution to occur in calendar year 2008 that would not otherwise have occurred in calendar year 2008; (ii) no such election may be made in calendar year 2008 to cause a distribution scheduled to occur in calendar year 2008 to occur in a later year; (iii) such election shall not be made after December 19, 2008 and it shall be irrevocable; (iv) any such new distribution election must be in the form of (X) a single lump sum in cash or (Y) a systematic cash withdrawal plan in annual, monthly, or quarterly installments over a period of years not to exceed ten years, in either case beginning either (I) upon separation from service of the Participant with the Company (II) upon the earlier of a date specified by the Participant in his or her election or separation from service of the Participant with the Company, or (III) in the case of a Participant whose separation from service has occurred before December 1, 2008, upon a date specified by the Participant in his or her election; and (v) any such new distribution election shall be made in the manner set forth in the Plan;

Notwithstanding anything in this Plan to the contrary, each Participant may elect, with respect to benefits under the Plan attributable to amounts deferred for calendar year 2009 and later years (which distribution election shall apply to the distribution of bonus amounts that, absent a deferral under the Plan, would have been paid in calendar years after 2009) to change their distribution elections with respect to such portion of their account (including any notional earnings credited to such benefits under the Plan), provided that (i) no such election may be made in calendar year 2008 to cause a distribution to occur in calendar year 2008 that would not otherwise have occurred in calendar year 2008; (ii) no such election may be made in calendar year 2008 to cause a distribution scheduled to occur in calendar year 2008 to occur in a later year; (iii) such election shall not be made after December 19, 2008 and it shall be irrevocable; (iv) any such new distribution election must be for a form of distribution permitted by the Plan; and (v) any such new distribution election shall be made in the manner set forth in the Plan.

It is intended that this paragraph (d) be operated in accordance with Q&A A-19(c) of Internal Revenue Service Notice 2005-1, Section XI(C) of the preamble to Proposed Treasury Regulations under Section 409A dated October 4, 2005 (Application of Section 409A to Nonqualified Deferred Compensation Plans), and Section 3.02 of Internal Revenue Service Notice 2007-86.

(e)         Transition Deferral Elections.  Notwithstanding anything in this Plan to the contrary, each Participant who has participated in the “formula approach” portion of Arch’s Incentive Compensation Plan and, as a result, has bonuses that are determined based on performance, over a multiyear development period, of policies, binders or contracts of insurance or reinsurance having an inception or renewal date during a particular calendar year (a “Policy Year”), may make an election to defer a percentage of such Participant’s bonuses that are otherwise paid after calendar year 2009 and are attributable to Policy Years prior to calendar year 2009 (including carryforwards from such Policy Years), provided that the election must be made on or prior to

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December 19, 2008 and (except as otherwise set forth in Section 4.01(c) of the Plan) it shall be irrevocable.  Failure of such a Participant to make a deferral election under this paragraph (e) shall result in such bonus amounts not being deferred under the Plan.  However, for the avoidance of doubt, such Participant’s bonus deferral elections made prior to June 30, 2008 for bonus payable in 2009 shall apply to bonus amounts otherwise payable in 2009, without regard to which Policy Years they are attributable.

(f)            Formula Approach Bonus Deferral Elections.  For the avoidance of doubt, each Participant who participates in the “formula approach” portion of Arch’s Incentive Compensation Plan and, as a result, has bonuses that are determined based on performance, over a multiyear development period, of policies, binders or contracts of insurance or reinsurance having an inception or renewal date during a particular calendar year (a “Policy Year”) may make an election prior to the beginning of the Policy Year to defer a percentage of such Participant’s bonus that is attributable to the Policy Year, whether it is paid in the year immediately following the Policy Year or at any later time based on further performance during the applicable development period.  Such a deferral election shall, except as otherwise set forth in Section 4.01(c) of the Plan, be irrevocable and shall apply to all bonus payments for the applicable Policy Year, including any carryforwards from the Policy Year.  Failure of a Participant to make a deferral election in accordance with this paragraph (f) for bonus paid for a Policy Year shall result in no deferral under the Plan for bonus from such Policy Year.

(g)         Special Employer Contribution.  Effective December 15, 2008, for services performed prior to such date, the Employer credited a special one-time Employer Contribution in an amount equal to $2,466,526 to the account of Constantine Iordanou, a Participant, in accordance with Section 1.05(c)(2) of the Plan Adoption Agreement, and such Employer Contribution is vested in full.

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AMENDMENT EXECUTION PAGE

(Fidelity’s Copy)

Plan Name:	Arch Capital Group (U.S.) Inc. Executive Supplemental Non-Qualified Savings and Retirement Plan (the “Plan”)

Employer:	Arch Capital Group (U.S.) Inc.

(Note: These execution pages are to be completed in the event the Employer modifies any prior election(s) or makes a new election(s) in this Adoption Agreement.  Attach the amended page(s) of the Adoption Agreement to these execution pages.)

The following section(s) of the Plan are hereby amended effective as of the date(s) set forth below:

Section Amended	Effective Date
Attachment B	December 15, 2008

IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed on the date below.

Employer:	/s/ Martin Nilsen

By: Martin Nilsen

Title: SVP and Secretary

Date: December 11, 2008

TRUST AGREEMENT

Between

Arch Capital Group (U.S.) Inc.

And

FIDELITY MANAGEMENT TRUST COMPANY

Arch Capital Group (US) Inc.  Exec. Supplemental Non-Qualified
Savings and Retirement Plan Trust

Dated as of November 15, 2008

Plan Number:44023	ECM NQ 2007 TA
(07/2007)	2/12/2009
© 2007 Fidelity Management & Research Company

TABLE OF CONTENTS

Section		Page

1	Definitions	1

2	Trust	3
	(a) Establishment
	(b) Grantor Trust
	(c) Trust Assets
	(d) Non-Assignment

3	Payments to Sponsor	3

4	Disbursement	4
	(a) Directions from Sponsor
	(b) Limitations

5	Investment of Trust	4
	(a) Selection of Investment Options
	(b) Available Investment Options
	(c) Investment Directions
	(d) Funding Mechanism
	(e) Mutual Funds
	(f) Trustee Powers

6	Recordkeeping and Administrative Services to Be Performed	7
	(a) Accounts
	(b) Inspection and Audit
	(c) Notice of Plan Amendment
	(d) Returns, Reports and Information

7	Compensation and Expenses	8

8	Directions and Indemnification	8
	(a) Directions from Sponsor
	(b) Directions from Participants
	(c) Indemnification
	(d) Survival

9	Resignation or Removal of Trustee	9
	(a) Resignation and Removal
	(b) Termination
	(c) Notice Period
	(d) Transition Assistance
	(e) Failure to Appoint Successor

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TABLE OF CONTENTS

(Continued)

Section		Page

10	Successor Trustee	10
	(a) Appointment
	(b) Acceptance
	(c) Corporate Action

11	Resignation, Removal, and Termination Notices	10

12	Duration	11

13	Insolvency of Sponsor	11

14	Amendment or Modification	12

15	Electronic Services	12

16	General	13
	(a) Performance by Trustee, its Agent or Affiliates
	(b) Entire Agreement
	(c) Waiver
	(d) Successors and Assigns
	(e) Partial Invalidity
	(f) Section Headings

17	Assignment	14

18	Force Majeure	14

19	Confidentiality	14

20	Situs of Trust Assets	15

21	Governing Law	15
	(a) Massachusetts Law Controls
	(b) Trust Agreement Controls

ii

TRUST AGREEMENT, dated as of the 15th day of November 2008, between Arch Capital Group (U.S.) Inc., a Delaware corporation, having an office at One Liberty Plaza, New York, NY 10006 (the “Sponsor”), and FIDELITY MANAGEMENT TRUST COMPANY, a Massachusetts trust company, having an office at 82 Devonshire Street, Boston, Massachusetts 02109 (the “Trustee”).

WITNESSETH:

WHEREAS, the Sponsor is the sponsor of the Plan; and

WHEREAS, the Sponsor wishes to restate, in its entirety, by entering into this Agreement, the irrevocable trust originally established on December 18, 1995, with regard to the Plan and to contribute to the Trust assets that shall be held therein, subject to the claims of Sponsor’s creditors in the event of Sponsor’s Insolvency, as herein defined, until paid to Participants and their beneficiaries in such manner and at such times as specified in the Plan;

WHEREAS, it is the intention of the parties that the Trust shall not affect the status of the Plan as an unfunded plan maintained for the purpose of providing deferred compensation for a select group of management or highly compensated employees for purposes of Title I of the Employee Retirement Income Security Act of 1974 (“ERISA”);

WHEREAS, it is the intention of the Sponsor to make contributions to the Trust to provide itself with a source of funds to assist it in the meeting of its liabilities under the Plan; and

WHEREAS, the Trustee is willing to hold and invest the aforesaid assets in trust among several investment options selected by the Sponsor.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements set forth below, the Sponsor and the Trustee agree as follows:

Section 1.  Definitions.  The following terms as used in this Trust Agreement have the meanings indicated unless the context clearly requires otherwise:

(a)                      “Agreement” shall mean this Trust Agreement, as the same may be amended and in effect from time to time.

(b)                     “Business Day” shall mean any day on which the New York Stock Exchange (NYSE) is open.

(c)                      “Code” shall mean the Internal Revenue Code of 1986, as it has been or may be amended from

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time to time.

(d)                     “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as it has been or may be amended from time to time.

(e)                      “Fidelity Mutual Fund” shall mean any investment company advised by Fidelity Management & Research Company or any of its affiliates.

(f)                        “Insolvency” shall mean that the Sponsor is or has become insolvent as defined in Section 13(a).

(g)                     “Mutual Fund” shall refer both to Fidelity Mutual Funds and Non-Fidelity Mutual Funds.

(h)                     “Non-Fidelity Mutual Fund” shall mean certain investment companies not advised by Fidelity Management & Research Company or any of its affiliates.

(i)                         “Participant” shall mean, with respect to the Plan, any individual who has accrued a benefit under the Plan, which has not yet been fully distributed and/or forfeited, and shall include the designated beneficiary(ies) with respect to the benefit of such an individual until such benefit has been fully distributed and/or forfeited.

(j)                         “Permissible Investment” shall mean any of the investments specified by the Sponsor as available for investment of assets of the Trust and agreed to by the Trustee. The Permissible Investments shall be listed in the Service Agreement.

(k)                      “Plan” shall mean the plan or plans described in the Service Agreement.

(l)                         “Reconciliation Period” shall mean the period beginning on the date of the initial transfer of assets to the Trust and ending on the date of the completion of the reconciliation of Participant records.

(m)                   “Reporting Date” shall mean the last day of each calendar quarter, the date as of which the Trustee resigns or is removed pursuant to this Agreement and the date as of which this Agreement terminates pursuant to Section 9 hereof.

(n)                     “Service Agreement” shall mean the agreement between the Trustee and the Sponsor for the Trustee, through certain affiliates and related companies, to provide administrative and recordkeeping services for the Plan.

(o)                     “Sponsor” shall mean Arch Capital Group (U.S.) Inc., as identified in the first paragraph of this Agreement, or any successor to all or substantially all of its businesses which, by agreement, operation of law or otherwise, assumes the responsibility of the Sponsor under this Agreement.

(p)                     “Trust” shall mean the Arch Capital Group (U.S.) Inc.  Exec. Supplemental Non-Qualified Savings and Retirement Plan Trust, being the trust restated by the Sponsor and the Trustee pursuant to the provisions of the Agreement.

(q)                     “Trustee” shall mean Fidelity Management Trust Company, a Massachusetts trust company and any successor to all or substantially all of its trust business.  The term Trustee shall also include any successor trustee appointed pursuant to this Agreement to the extent such successor agrees to serve as Trustee under the Agreement.

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Section 2.  Trust.

(a)                Establishment.  The Sponsor hereby establishes the Trust with the Trustee.  The Trust shall consist of an initial contribution of money or other property acceptable to the Trustee in its sole discretion, made by the Sponsor or transferred from a previous trustee, such additional sums of money as shall from time to time be delivered to the Trustee, all investments made therewith and proceeds thereof, and all earnings and profits thereon, less the payments that are made by the Trustee as provided herein, without distinction between principal and income.  The Trustee hereby accepts the Trust on the terms and conditions set forth in this Agreement.  In accepting this Trust, the Trustee shall be accountable for the assets received by it, subject to the terms and conditions of the Agreement.

(b)               Grantor Trust.  The Trust is intended to be a grantor trust, of which the Sponsor is the grantor, within the meaning of subpart E, part I, subchapter J, chapter 1, subtitle A of the Code, and shall be construed accordingly.

(c)                Trust Assets.  The principal of the Trust, and any earnings thereon shall be held separate and apart from other funds of the Sponsor and shall be used exclusively for the uses and purposes of Participants and general creditors as herein set forth.  Participants and their beneficiaries shall have no preferred claim on, or any beneficial ownership interest in, any assets of the Trust.  Any rights created under the Plan and the Agreement shall be mere unsecured contractual rights of Participants and their beneficiaries against the Sponsor.  Any assets held by the Trust will be subject to the claims of the Sponsor’s general creditors under federal and state law in the event of Insolvency, as defined in this Agreement.

(d)               Non-Assignment.  Benefit payments to Participants and their beneficiaries from the Trust may not be anticipated, assigned (either at law or in equity), alienated, pledged, encumbered, or subjected to attachment, garnishment, levy, execution, or other legal or equitable process.  Nothwithstanding anything in this Agreement to the contrary, the Sponsor can direct the Trustee to disperse monies pursuant to a domestic relations order as defined in Code section 414(p)(1)(B) in accordance with Section 4(a).

Section 3.  Payments to Sponsor.  Except as provided under the Agreement, the Sponsor shall have no right to retain or divert to others any of the Trust assets before all benefit payments have been made to the Participants and their beneficiaries pursuant to the terms of the Plan.  The Sponsor may direct the Trustee in writing to pay the Sponsor any amount in excess of the amount needed to pay all of the benefits accrued under the Plan as of the date of such payment.

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Section 4.  Disbursements.

(a)          Directions from Sponsor.

(i)                           If the Service Agreement provides that the Trustee will make distributions of Plan benefits directly to Participants and beneficiaries, the Trustee shall disburse monies to Participants and their beneficiaries for benefit payments in the amounts that the Sponsor directs from time to time in writing.  The Trustee shall have no responsibility to ascertain whether the Sponsor’s direction complies with the terms of the Plan or of any applicable law.  The Trustee shall be responsible for federal or state income tax reporting or withholding with respect to such Plan benefits.  The Trustee shall not be responsible for tax reporting or withholding of FICA (Social Security and Medicare), any federal or state unemployment, or local tax with respect to Plan distributions.

(ii)                        If the Service Agreement provides that the Sponsor shall be responsible for making distributions of benefits to Participants and beneficiaries, then the Trustee shall disburse monies to the Sponsor for benefit payments in the amounts that the Sponsor directs from time to time in writing.  The Trustee shall have no responsibility to ascertain whether the Sponsor’s direction complies with the terms of the Plan or any applicable law.  The Trustee shall not be responsible for:  (1) making benefit payments to Participants under the Plan; or, (2)  any federal, state or local tax reporting or withholding of any kind with respect to such Plan benefits.

(b)         Limitations.  The Trustee shall not be required to make any disbursement in excess of the net realizable value of the assets of the Trust at the time of the disbursement.

Section 5.  Investment of Trust.

(a)          Selection of Investment Options.  The Trustee shall have no responsibility for the selection of investment options under the Trust and shall not render investment advice to any person in connection with the selection of such options.

(b)         Available Investment Options.  The Sponsor shall direct the Trustee as to what investment options the Trust shall be invested in (i) during the Reconciliation Period, and (ii) following the Reconciliation Period, subject to the following limitations.  The Sponsor may include only Permissible Investments as described in the Service Agreement; provided, however, that the Trustee shall not be considered a fiduciary with investment discretion.  The Sponsor may add or remove investment options with the consent of the Trustee and upon mutual amendment of the Service Agreement to reflect such additions.

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(c)          Investment Directions.  In order to provide for an accumulation of assets comparable to the contractual liabilities accruing under the Plan, the Sponsor may direct the Trustee in writing to invest the assets held in the Trust to correspond to the hypothetical investments made for Participants in accordance with their direction under the Plan.

(d)         Funding Mechanism.  The Sponsor’s designation of available investment options under paragraphs (a) and (b) above, the maintenance of accounts for each Participant under the Plan and the crediting of investments to such accounts, and the exercise by Participants of any powers relating to investments under this Section 5 are solely for the purpose of providing a mechanism for measuring the obligation of the Sponsor to any particular Participant under the Plan.  As further provided in the Agreement, no Participant or beneficiary will have any preferential claim to or beneficial ownership interest in any asset or investment held in the Trust, and the rights of any Participant and his or her beneficiaries under the Plan and the Agreement are solely those of an unsecured general creditor of the Sponsor with respect to the benefits of the Participant under the Plan.

(e)          Mutual Funds.  The Sponsor hereby acknowledges that it has received from the Trustee a copy of the prospectus for each Mutual Fund selected by the Sponsor as a Permissible Investment.  Trust investments in Mutual Funds shall be subject to the following limitations:

(i)                           Execution of Purchases and Sales.  Purchases and sales of Permissible Investments (other than for Exchanges) shall be made on the date on which the Trustee receives from the Sponsor in good order all information and documentation necessary to accurately effect such purchases and sales (or in the case of a purchase, the subsequent date on which the Trustee has received a wire transfer of funds necessary to make such purchase).  Exchanges of Permissible Investments shall be made on the same Business Day that the Trustee receives a proper direction if received before market close (generally 4:00 p.m. eastern time); if the direction is received after market close (generally 4:00 p.m. eastern time), the exchange shall be made the following Business Day.

(ii)                        Voting.  At the time of mailing of notice of each annual or special stockholder’s meeting of any Mutual Fund, the Trustee shall send a copy of the notice and all proxy solicitation materials to the Sponsor, together with a voting direction form for return to the Trustee or its designee.  The Trustee shall vote the shares held in the Trust in the manner as directed by the Sponsor.  The Trustee shall not vote shares for which it has received no corresponding directions from the Sponsor.  The Sponsor shall also have the right to direct the Trustee as to the manner in which all shareholder rights, other than the right to vote, shall be exercised.  The Trustee shall have no duty to solicit directions from the Sponsor.

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(f)            Trustee Powers.  The Trustee shall have the following powers and authority:

(i)                           Subject to paragraphs (b), (c) and (d) of this Section 5, to sell, exchange, convey, transfer, or otherwise dispose of any property held in the Trust, by private contract or at public auction.  No person dealing with the Trustee shall be bound to see to the application of the purchase money or other property delivered to the Trustee or to inquire into the validity, expediency, or propriety of any such sale or other disposition.

(ii)                        To cause any securities or other property held as part of the Trust to be registered in the Trustee’s own name, in the name of one or more of its nominees, or in the Trustee’s account with the Depository Trust Company of New York and to hold any investments in bearer form, but the books and records of the Trustee shall at all times show that all such investments are part of the Trust.

(iii)                     To keep that portion of the Trust in cash or cash balances as the Sponsor may, from time to time, deem to be in the best interest of the Trust.

(iv)                  To make, execute, acknowledge, and deliver any and all documents of transfer or conveyance and to carry out the powers herein granted.

(v)                       To settle, compromise, or submit to arbitration any claims, debts, or damages due to or arising from the Trust; to commence or defend suits or legal or administrative proceedings; to represent the Trust in all suits and legal and administrative hearings; and to pay all reasonable expenses arising from any such action, from the Trust if not paid by the Sponsor.

(vi)                    To employ legal, accounting, clerical, and other assistance as may be required in carrying out the provisions of this Agreement and to pay their reasonable expenses and compensation from the Trust if not paid by the Sponsor.

(vii)                 To do all other acts although not specifically mentioned herein, as the Trustee may deem necessary to carry out any of the foregoing powers and the purposes of the Trust.

Notwithstanding any powers granted to the Trustee pursuant to the Agreement or to applicable law, the Trustee shall not have any power that could give the Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of Section 301.7701-2 of the Procedure and Administrative Regulations promulgated pursuant to the Code.

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Section 6.  Recordkeeping and Administrative Services to Be Performed.

(a)                Accounts.  The Trustee shall keep accurate accounts of all investments, receipts, disbursements, and other transactions hereunder, and shall report the value of the assets held in the Trust periodically and on the date on which the Trustee resigns or is removed as provided in the Agreement or is terminated as provided in the Agreement.  Within thirty (30) days following each Reporting Date or within sixty (60) days in the case of a Reporting Date caused by the resignation or removal of the Trustee, or the termination of the Agreement, the Trustee shall file with the Sponsor a written account setting forth all investments, receipts, disbursements, and other transactions effected by the Trustee between the Reporting Date and the prior Reporting Date, and setting forth the value of the Trust as of the Reporting Date.  Except as otherwise required under applicable law, upon the expiration of six (6) months from the date of filing such account with the Sponsor, the Trustee shall have no liability or further accountability to anyone with respect to the propriety of its acts or transactions shown in such account, except with respect to such acts or transactions as to which the Sponsor shall within such six (6) month period file with the Trustee written objections.

(b)               Inspection and Audit.  All records generated by the Trustee in accordance with paragraphs (a) shall be open to inspection and audit, during the Trustee’s regular business hours prior to the termination of the Agreement, by the Sponsor or any person designated by the Sponsor.

(c)                Effect of Plan Amendment.  The Sponsor must deliver to the Trustee a copy of any amendment to the Plan as soon as administratively feasible following the amendment’s adoption and the Sponsor must provide the Trustee on a timely basis with all additional information the Sponsor deems necessary for the Trustee to perform the its duties hereunder as well as such other information as the Trustee may reasonably request.

(d)               Returns, Reports and Information.  Except as set forth in the Service Agreement, the Sponsor shall be responsible for the preparation and filing of all returns, reports, and information required of the Trust by law.  The Trustee shall provide the Sponsor with such information as the Sponsor may reasonably request to make these filings.  The Sponsor shall also be responsible for making any disclosures to Participants required by law.

Section 7.  Compensation and Expenses.  Sponsor shall pay to Trustee, within thirty (30) days of receipt of the Trustee’s bill, the fees for services in accordance with the Service Agreement.  All fees for services are specifically outlined in the Service Agreement and are based on any assumptions identified

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therein.

All expenses of the Trustee relating directly to the acquisition and disposition of investments constituting part of the Trust, and all taxes of any kind whatsoever that may be levied or assessed under existing or future laws upon or in respect of the Trust or the income thereof, shall be a charge against and paid from the appropriate Participants’ accounts.

Section 8.  Directions and Indemnification.

(a)                Directions from Sponsor.  Whenever the Sponsor provides a direction to the Trustee, the Trustee shall not be liable for any loss, or by reason of any breach, arising from the direction if the direction is contained in a writing (or is oral and immediately confirmed in a writing) signed by any individual whose name and signature have been submitted (and not withdrawn) in writing to the Trustee by the Sponsor in the manner described in the Service Agreement, provided the Trustee reasonably believes the signature of the individual to be genuine.  Such direction may be made via electronic data transfer (“EDT”) in accordance with procedures agreed to by the Sponsor and the Trustee; provided, however, that the Trustee shall be fully protected in relying on such direction as if it were a direction made in writing by the Sponsor.  The Trustee shall have no responsibility to ascertain any direction’s (i) accuracy, (ii) compliance with the terms of the Plan or any applicable law, or (iii) effect for tax purposes or otherwise.

(b)               Directions from Participants.  The Trustee shall not be liable for any loss resulting from any Participant’s exercise or non-exercise of rights under this Agreement to direct the investment of the hypothetical assets in the Participant’s accounts.

(c)                Indemnification.  The Sponsor shall indemnify the Trustee against, and hold the Trustee harmless from, any and all loss, damage, penalty, liability, cost, and expense, including without limitation, reasonable attorneys’ fees and disbursements, that may be incurred by, imposed upon, or asserted against the Trustee by reason of any claim, regulatory proceeding, or litigation arising from any act done or omitted to be done by any individual or person with respect to the Plan or the Trust, excepting only any and all loss, etc., arising solely from the Trustee’s negligence or bad faith.

                                                                        (d)               Survival.  The provisions of this Section 8 shall survive the termination of this Agreement.

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Section 9.  Resignation or Removal of Trustee.

(a)                Resignation and Removal.

(i) The Trustee may resign at any time in accordance with the notice provisions set forth below.

(ii) The Sponsor may remove the Trustee at any time in accordance with the notice provisions set forth below.

(b)               Termination.  The Agreement may be terminated at any time by the Sponsor upon prior written notice to the Trustee in accordance with the notice provisions set forth below.

(c)                Notice Period. In the event either party desires to terminate the Agreement or any Services hereunder, the party shall provide at least sixty-(60) days prior written notice of the termination date to the other party; provided, however, that the receiving party may agree, in writing, to a shorter notice period.

(d)               Transition Assistance. In the event of termination of the Agreement, if requested by Sponsor, the Trustee shall assist Sponsor in developing a plan for the orderly transition of the Plan data, cash and assets then constituting the Trustee and recordkeeping services provided by the Trustee hereunder to Sponsor or its designee. The Trustee shall provide such assistance for a period not extending beyond sixty (60) days from the termination date of this Agreement.  The Trustee shall provide to Sponsor, or to any person designated by Sponsor, at a mutually agreeable time, one file of the Plan data prepared and maintained by the Trustee in the ordinary course of business, in the Trustee’s format.  The Trustee may provide other or additional transition assistance as mutually determined for additional fees, which shall be due and payable by the Sponsor prior to any termination of the Agreement.

(e)                Failure to Appoint Successor.  If, by the termination date, the Sponsor has not notified the Trustee in writing as to the individual or entity to which the assets and cash are to be transferred and delivered, the Trustee may bring an appropriate action or proceeding for leave to deposit the assets and cash in a court of competent jurisdiction.  The Trustee shall be reimbursed by the Sponsor for all costs and expenses of the action or proceeding including, without limitation, reasonable attorneys’ fees and disbursements.

Section 10.  Successor Trustee.

(a)                Appointment.  If the office of Trustee becomes vacant for any reason, the Sponsor may in writing appoint a successor trustee under this Agreement.  The successor trustee shall have all of the rights, powers, privileges, obligations, duties, liabilities, and immunities granted to the Trustee under

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the Agreement.  After a successor trustee accepts appointment, a prior trustee shall not be liable for the acts or omissions of the Trustee with respect to the Trust occurring after the time of the appointment.

(b)               Acceptance.  When the successor trustee accepts its appointment under the Agreement, title to the Trust assets shall immediately vest in the Trustee without any further action on the part of the prior trustee.  The prior trustee shall execute all instruments and do all acts that reasonably may be necessary or reasonably may be requested in writing by the Sponsor or the Trustee to evidence the vesting of title to all Trust assets in the Trustee or to deliver all Trust assets to the Trustee.

(c)                Corporate Action.  Any successor of the Trustee, through sale or transfer of the business or trust department of the Trustee, or through reorganization, consolidation, or merger, or any similar transaction, shall, upon consummation of the transaction, become the Trustee under this Agreement.

Section 11.  Resignation, Removal, and Termination Notices.  All notices of resignation, removal, or termination under this Agreement must be in writing and mailed to the party to which the notice is being given by certified or registered mail, return receipt requested, to the Sponsor at the address designated in the Service Agreement, and to the Trustee c/o Fidelity Investments - ECM Client Services Relationship Manager, P.O. Box 770001, Cincinnati, OH 45277-0026, or to such other addresses as the parties have notified each other of in the foregoing manner.

Section 12.  Duration.  The Trust shall continue in effect without limit as to time, subject, however, to the provisions of the Agreement relating to amendment, modification, and termination thereof.

Section 13.  Insolvency of Sponsor.

                              (a)            Trustee shall cease disbursement of funds for payment of benefits to Participants and their beneficiaries if the Sponsor is Insolvent.  Sponsor shall be considered “Insolvent” for purposes of the Agreement if (i) Sponsor is unable to pay its debts as they become due, or (ii) Sponsor is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.

                              (b)           All times during the continuance of the Trust, the principal and income of the Trust shall be subject to claims of general creditors of the Sponsor under federal and state law as set forth below.

(i)               The Board of Directors (or other body governing the entity under state law) and the Chief Executive Officer of the Sponsor shall have the duty to inform the Trustee in writing of the

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Sponsor’s Insolvency.  If a person claiming to be a creditor of the Sponsor alleges in writing to the Trustee that the Sponsor has become Insolvent, the Trustee shall determine whether the Sponsor is Insolvent and, pending such determination, the Trustee shall discontinue disbursements for payment of benefits to Participants or their beneficiaries.

(ii)            Unless the Trustee has actual knowledge of the Sponsor’s Insolvency, or has received notice from the Sponsor or a person claiming to be a creditor alleging that the Sponsor is Insolvent, the Trustee shall have no duty to inquire whether the Sponsor is Insolvent.  The Trustee may in all events rely on such evidence concerning the Sponsor’s solvency as may be furnished to the Trustee and that provides the Trustee with a reasonable basis for making a determination concerning the Sponsor’s solvency.

(iii)         If at any time the Trustee has determined that the Sponsor is Insolvent, the Trustee shall discontinue disbursements for payments to Participants or their beneficiaries and shall hold the assets of the Trust for the benefit of the Sponsor’s general creditors.  Nothing in this Agreement shall in any way diminish any rights of Participants or their beneficiaries to pursue their rights as general creditors of the Sponsor with respect to benefits due under the Plan or otherwise.

(iv)        Trustee shall resume disbursements for the payment of benefits to Participants or their beneficiaries in accordance with this Agreement only after the Trustee has determined that the Sponsor is not Insolvent (or is no longer Insolvent).

(c)                If the Sponsor permits the employees of another member of the same controlled group (as defined in IRC Section 414(b) or (c)) to participate in the Plan, all of the assets held by the Trust will be subject to the claims of the general creditors of both the Sponsor and all of such participating affiliates and, for purposes of Section 13(a), the Sponsor is considered Insolvent if any such affiliate meets the definition of Insolvent.

(d)               Provided that there are sufficient assets, if the Trustee discontinues the payment of benefits from the Trust pursuant to Section 13(a) hereof and subsequently resumes such payments, the first payment following such discontinuance shall include the aggregate amount of all payments due to Participants or their beneficiaries under the terms of the Plan for the period of such discontinuance, less the aggregate amount of any payments made to Participants or their beneficiaries by the Sponsor in lieu of the payments provided for hereunder during any such period of discontinuance.

Section 14.  Amendment or Modification.  This Agreement may be amended or modified at any time and from time to time only by an instrument executed by both the Sponsor and the Trustee.

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Section 15.  Electronic Services.

(a)                The Trustee may provide communications and services (“Electronic Services”) and/or software products (“Electronic Products”) via electronic media, including, but not limited to Fidelity Plan Sponsor WebStation.  The Sponsor and its agents agree to use such Electronic Services and Electronic Products only in the course of reasonable administration of or participation in the Plan and to keep confidential and not publish, copy, broadcast, retransmit, reproduce, commercially exploit or otherwise re disseminate the Electronic Products or Electronic Services or any portion thereof without the Trustee’s written consent, except, in cases where the Trustee has specifically notified the Sponsor that the Electronic Products or Services are suitable for delivery to Participants, for non-commercial personal use by the Participants or beneficiaries with respect to their participation in the Plan or for their other retirement planning purposes.

(b)               The Sponsor shall be responsible for installing and maintaining all Electronic Products, (including any programming required to accomplish the installation) and for displaying any and all content associated with Electronic Services on its computer network and/or intranet so that such content will appear exactly as it appears when delivered to the Sponsor.  All Electronic Products and Services shall be clearly identified as originating from the Trustee or its affiliate.  The Sponsor shall promptly remove Electronic Products or Services from its computer network and/or intranet, or replace the Electronic Products or Services with updated products or services provided by the Trustee, upon written notification (including written notification via facsimile) by the Trustee.

(c)                All Electronic Products shall be provided to the Sponsor without any express or implied legal warranties or acceptance of legal liability by the Trustee, and all Electronic Services shall be provided to the Sponsor without acceptance of legal liability related to or arising out of the electronic nature of the delivery or provision of such Services.  Except as otherwise stated in this Agreement, no rights are conveyed to any property, intellectual or tangible, associated with the contents of the Electronic Products or Services and related material. The Trustee hereby grants to the Sponsor a non-exclusive, non-transferable revocable right and license to use the Electronic Products and Services in accordance with the terms and conditions of the Agreement.

(d)               To the extent that any Electronic Products or Services utilize Internet services to transport data or communications, the Trustee will take, and the Sponsor agrees to follow, reasonable security precautions, however, the Trustee disclaims any liability for interception of any such data or communications. The Trustee reserves the right not to accept data or communications transmitted via electronic media by the Sponsor or a third party if it determines that the media does not provide adequate data security, or if it is not administratively feasible for the Trustee to use the data security provided. The

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Trustee shall not be responsible for, and makes no warranties regarding access, speed or availability of Internet or network services, or any other service required for electronic communication.  The Trustee shall not be responsible for any loss or damage related to or resulting from any changes or modifications to the Electronic Products or Services after delivering it to the Sponsor.

Section 16.  General.

(a)                Performance by Trustee, its Agents or Affiliates.  The Sponsor acknowledges and authorizes that the services to be provided under the Agreement shall be provided by the Trustee, its agents or affiliates, including but not limited to Fidelity Investments Institutional Operations Company, Inc. or its successor, and that certain of such services may be provided pursuant to one or more other contractual agreements or relationships.

(b)               Entire Agreement.  This Agreement contains all of the terms agreed upon between the parties with respect to the subject matter hereof.

(c)                Waiver.  No waiver by either party of any failure or refusal to comply with an obligation hereunder shall be deemed a waiver of any other or subsequent failure or refusal to so comply.

(d)               Successors and Assigns.  The stipulations in this Agreement shall inure to the benefit of, and shall bind, the successors and assigns of the respective parties.

(e)                Partial Invalidity.  If any term or provision of this Agreement or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of the Agreement, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of the Agreement shall be valid and enforceable to the fullest extent permitted by law.

(f)                  Section Headings.  The headings of the various sections, subsections and paragraphs of this Agreement have been inserted only for the purposes of convenience and are not part of the Agreement and shall not be deemed in any manner to modify, explain, expand or restrict any of the provisions of the Agreement.

Section 17.  Assignment.  This Agreement, and any of its rights and obligations hereunder, may not be assigned by any party without the prior written consent of the other party(ies), and such consent may be withheld in any party’s sole discretion.  Notwithstanding the foregoing, Trustee may assign this Agreement in whole or in part, and any of its rights and obligations hereunder, to a subsidiary or affiliate

13

of Trustee without consent of the Sponsor.  All provisions in the Agreement shall extend to and be binding upon the parties hereto and their respective successors and permitted assigns.

Section 18.  Force Majeure.  No party shall be deemed in default of the Agreement to the extent that any delay or failure in performance of its obligation(s) results, without its fault or negligence, from any cause beyond its reasonable control, such as acts of God, acts of civil or military authority, embargoes, epidemics, war, riots, insurrections, fires, explosions, earthquakes, floods, unusually severe weather conditions, power outages or strikes.  This clause shall not excuse any of the parties to the Agreement from any liability which results from failure to have in place reasonable disaster recovery and safeguarding plans adequate for protection of all data each of the parties to the Agreement are responsible for maintaining for the Plan.

Section 19.  Confidentiality.  Both parties to this Agreement recognize that in the course of implementing and providing the services described herein, each party may disclose to the other confidential information.  All such confidential information, individually and collectively, and other proprietary information disclosed by either party shall remain the sole property of the party disclosing the same, and the receiving party shall have no interest or rights with respect thereto if so designated by the disclosing party to the receiving party.  Each party agrees to maintain all such confidential information in trust and confidence to the same extent that it protects its own proprietary information, and not to disclose such confidential information to any third party without the written consent of the other party.  Each party further agrees to take all reasonable precautions to prevent any unauthorized disclosure of confidential information.  In addition, each party agrees not to disclose or make public to anyone, in any manner, the terms of the Agreement, except as required by law, without the prior written consent of the other party.

Section 20.  Situs of Trust Assets.  The Sponsor and the Trustee agree that no assets of the Trust shall be located or transferred outside of the United States.

Section 21.           Governing Law.

(a)                Massachusetts Law Controls.  This Agreement is being made in the Commonwealth of Massachusetts, and the Trust shall be administered as a Massachusetts trust.  The validity, construction, effect, and administration of the Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts, except to the extent those laws are superseded under Section 514 of ERISA.

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(b)               Trust Agreement Controls.  The Trustee is not a party to the Plan, and in the event of any conflict between the provisions of the Plan and the provisions of the Agreement, the provisions of the Agreement shall control.

15

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

Plan Sponsor Name:	Arch Capital Group (U.S.) Inc.

	By:	/s/ Fred S. Eichler

	Name:	Fred Eichler

	Title:	SVP & CFO

	Date:	December 4, 2008

FIDELITY MANAGEMENT TRUST COMPANY

	By:	/s/ Gregory M. Perkins

	Name:	Gregory M. Perkins

	Title:	Authorized Signatory

	Date:	December 23, 2008

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

Plan Sponsor Name:	Arch Capital Group (U.S.) Inc.

	By:	/s/ Fred S. Eichler

	Name:	Fred Eichler

	Title:	SVP & CFO

	Date:	December 4, 2008

FIDELITY MANAGEMENT TRUST COMPANY

	By:	/s/ Gregory M. Perkins

	Name:	Gregory M. Perkins

	Title:	Authorized Signatory

	Date:	December 23, 2008

17

FIRST AMENDMENT TO THE

Arch Capital Group (U.S.) Inc.  Exec. Supplemental Non-Qualified Savings and Retirement Plan Trust

WHEREAS, Arch Capital Group (US) Inc. (the “Corporation”) has adopted the Arch Capital Group (U.S.) Inc.  Exec. Supplemental Non-Qualified Savings and Retirement Plan (the “Plan”), which has been amended from time to time and which was most recently restated by the adoption of The CORPORATEplan for RetirementSM Executive Plan, Fidelity Basic Plan Document by executing an Adoption Agreement effective November 15, 2008; and

WHEREAS, in connection with the adoption of the Plan, the Corporation entered into a Arch Capital Group (US) Inc.  Exec. Supplemental Non-Qualified Savings and Retirement Plan Trust with Fidelity Management Trust Company (“FMTC”) (the “Trust Agreement”); and

WHEREAS, Section 14 of the Trust Agreement provides for the amendment of the Trust Agreement by a written instrument signed by the Corporation and FMTC, and

WHEREAS, the Corporation desires to make certain amendments to the Trust Agreement,

NOW THEREFORE, the Trust Agreement is hereby amended as follows:

1.  The fifth paragraph on page 1 shall be replaced with the following:

WHEREAS, it is the intention of the Sponsor to make contributions, or cause contributions to be made to the Trust to provide a source of funds to assist in the meeting of liabilities under the Plan; and

2.  Section 2(c) shall be replaced in its entirety with the following:

 (c)                                                       Trust Assets.  The principal of the Trust, and any earnings thereon shall be held separate and apart from other funds of the Sponsor and shall be used exclusively for the uses and purposes of Participants and general creditors as herein set forth.  Participants and their beneficiaries shall have no preferred claim on, or any beneficial ownership interest in, any assets of the Trust.  Any rights created under the Plan and the Agreement shall be mere unsecured contractual rights of Participants and their beneficiaries as set forth in the Plan.  Any assets held by the Trust will be subject to the claims of the Sponsor’s general creditors under federal and state law in the event of Insolvency, as defined in this Agreement.

1

3.  Sections 5(c), 5(d) and 5(e)(ii) shall be replaced in their entirety with the following:

Section 5.  Investment of Trust.

(c)                                  Investment Directions.  In order to provide for an accumulation of assets comparable to the contractual liabilities accruing under the Plan, the Sponsor may direct the Trustee in writing to invest the assets held in the Trust to correspond to the notional investments made for Participants in accordance with their direction under the Plan.

(d)                                                         Funding Mechanism.  The Sponsor’s designation of available investment options under paragraphs (a) and (b) above, the maintenance of accounts for each Participant under the Plan and the crediting of investments to such accounts, and the exercise by Participants of any powers relating to notional investments are solely for the purpose of providing a mechanism for measuring the obligation of the Sponsor to any particular Participant under the Plan.  As further provided in the Agreement, no Participant or beneficiary will have any preferential claim to or beneficial ownership interest in any asset or investment held in the Trust, and the rights of any Participant and his or her beneficiaries under the Plan and the Agreement are solely those of an unsecured general creditor of the Sponsor with respect to the benefits of the Participant under the Plan.

(ii)                                                          Voting.  At the time of mailing of notice of each annual or special stockholders’ meeting of any Mutual Fund, the shares of which are held by the Trust, the Trustee shall send a copy of the notice and all proxy solicitation materials to the Sponsor, together with a voting direction form for return to the Trustee or its designee.  The Trustee shall vote the shares held in the Trust in the manner as directed by the Sponsor.  The Trustee shall not vote shares for which it has received no corresponding directions from the Sponsor.  The Sponsor shall also have the right to direct the Trustee as to the manner in which all shareholder rights, other than the right to vote, shall be exercised.  The Trustee shall have no duty to solicit directions from the Sponsor.

4.  Section 7 shall be replaced in its entirety with the following:

Section 7.  Compensation and Expenses.  Sponsor shall pay to Trustee, within thirty (30) days of receipt of the Trustee’s bill, the fees for services in accordance with the Service Agreement.  All fees for services are specifically outlined in the Service Agreement and are based on any assumptions identified therein.

All expenses of the Trustee relating directly to the acquisition and disposition of investments constituting part of the Trust, and all taxes of any kind whatsoever that may be levied or assessed under existing or future laws upon or in respect of the Trust or the income thereof, shall be a charge against and paid from the appropriate Participants’ accounts, unless paid by the Sponsor.

2

5.  Sections 8(b) and 8(c) shall be replaced in their entirety with the following:

Section 8.  Directions and Indemnification.

(b)                                                         Directions from Participants.  The Trustee shall not be liable for any loss resulting from any Participant’s exercise or non-exercise of any rights under this Agreement to direct the notional investment of the notional assets in the Participant’s accounts.

(c)                                                          Indemnification.  The Sponsor shall indemnify the Trustee against, and hold the Trustee harmless from, any and all loss, damage, penalty, liability, cost, and expense, including without limitation, reasonable attorneys’ fees and disbursements, that may be incurred by, imposed upon, or asserted against the Trustee by reason of any claim, regulatory proceeding, or litigation arising from any act done or omitted to be done by any individual or person with respect to the Plan or the Trust, excepting only any and all loss, etc., arising from the Trustee’s negligence or bad faith.

6.  Section 19 shall be replaced in its entirety with the following:

Section 19.  Confidentiality.  Both parties to this Agreement recognize that in the course of implementing and providing the services described herein, each party may disclose to the other confidential information.  All such confidential information, individually and collectively, and other proprietary information disclosed by either party shall remain the sole property of the party disclosing the same, and the receiving party shall have no interest or rights with respect thereto if so designated by the disclosing party to the receiving party.  Each party agrees to maintain all such confidential information in trust and confidence to the same extent that it protects its own proprietary information, and not to disclose such confidential information to any third party without the written consent of the other party.  Each party further agrees to take all reasonable precautions to prevent any unauthorized disclosure of confidential information.

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IN WITNESS WHEREOF, the Corporation and FMTC have caused this amendment to be executed this 4th day of December, 2008, by their duly authorized officer.

Arch Capital Group (US) Inc.

	By:	/s/ Fred S. Eichler

	Title:	SVP & CFO

Attest:

FIDELITY MANAGEMENT TRUST COMPANY

	By:	/s/ Gregory M. Perkins

	Title:	Authorized Signature

4

The CORPORATEplan for RetirementSM

EXECUTIVE PLAN

BASIC PLAN DOCUMENT

IMPORTANT NOTE

This document has not been approved by the Department of Labor, the Internal Revenue Service or any other governmental entity.  The Employer must determine whether the plan is subject to the Federal securities laws and the securities laws of the various states.  The Employer may not rely on this document to ensure any particular tax consequences or to ensure that the Plan is “unfunded and maintained primarily for the purpose of providing deferred compensation to a select group of management or highly compensated employees” under the Employee Retirement Income Security Act with respect to the Employer’s particular situation.  Fidelity Management Trust Company, its affiliates and employees cannot and do not provide legal or tax advice or opinions in connection with this document.  This document does not constitute legal or tax advice or opinions and is not intended or written to be used, and it cannot be used by any taxpayer, for the purposes of avoiding penalties that may be imposed on the taxpayer.  This document must be reviewed by the Employer’s attorney prior to adoption.

(07/2007)	ECM NQ 2007 BPD

© 2007 Fidelity Management & Research Company

CORPORATEplan for Retirement EXECUTIVE

BASIC PLAN DOCUMENT

ARTICLE 1
ADOPTION AGREEMENT

ARTICLE 2
DEFINITIONS

2.01 - Definitions

ARTICLE 3
PARTICIPATION

3.01 - Date of Participation
3.02 - Participation Following a Change in Status

ARTICLE 4
CONTRIBUTIONS

4.01 - Deferral Contributions
4.02 - Matching Contributions
4.03 - Employer Contributions
4.04 - Election Forms

ARTICLE 5
PARTICIPANTS’ ACCOUNTS

ARTICLE 6
INVESTMENT OF ACCOUNTS

6.01 - Manner of Investment
6.02 - Investment Decisions, Earnings and Expenses

ARTICLE 7
RIGHT TO BENEFITS

7.01 - Retirement
7.02 - Death
7.03 - Separation from Service
7.04 - Vesting after Partial Distribution
7.05 - Forfeitures
7.06 - Change in Control
7.07 - Disability
7.08 - Directors

ARTICLE 8
DISTRIBUTION OF BENEFITS

8.01 — Events Triggering and Form of Distributions
8.02 - Notice to Trustee
8.03 — Unforeseeable Emergency Withdrawals

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ARTICLE 9
AMENDMENT AND TERMINATION

9.01 - Amendment by Employer
9.02 - Termination

ARTICLE 10
MISCELLANEOUS

10.01 - Communication to Participants
10.02 - Limitation of Rights
10.03 - Nonalienability of Benefits
10.04 - Facility of Payment
10.05 — Plan Records
10.06 - USERRA
10.07 - Governing Law

ARTICLE 11
PLAN ADMINISTRATION

11.01 - Powers and Responsibilities of the Administrator
11.02 - Claims and Review Procedures

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PREAMBLE

It is the intention of the Employer to establish herein an unfunded plan maintained solely for the purpose of providing deferred compensation for a select group of management or highly compensated employees as provided in ERISA.  The Employer further intends that this Plan comply with Code section 409A, and the Plan is to be construed accordingly.

If the Employer has previously maintained the Plan described herein pursuant to a previously existing plan document or description, the Employer’s adoption of this Plan document is an amendment and complete restatement of, and supersedes, such previously existing document or description with respect to benefits accrued or to be paid on or after the effective date of this document (except to the extent expressly provided otherwise herein).

Article 1.  Adoption Agreement.

Article 2.  Definitions.

2.01.  Definitions.

(a)   Wherever used herein, the following terms have the meanings set forth below, unless a different meaning is clearly required by the context:

(1)  “Account” means an account established on the books of the Employer for the purpose of recording amounts credited to a Participant and any income, expenses, gains, or losses attributable thereto.

(2)   “Active Participant” means a Participant who is eligible to accrue benefits under a plan (other than earnings on amounts previously deferred) within the 24-month period ending on the date the Participant becomes a Participant under Section 3.01.  Notwithstanding the above, however, a Participant is not an Active Participant if he has been paid all amounts deferred under the plan, provided that he was, on and before the date of the last payment, ineligible to continue or to elect to continue to participate in the plan for periods after such last payment (other than through an election of a different time and form of payment with respect to the amounts paid).

(A)      For purposes of Section 4.01(d), as used in the first paragraph of the definition of “Active Participant” above, “plan” means an account balance plan (or portion thereof) of the Employer or a Related Employer subject to Code section 409A pursuant to which the Participant is eligible to accrue benefits only if the Participant elects to defer compensation thereunder, and the “date the Participant becomes a Participant under Section 3.01” refers only to the date the Participant becomes a Participant with respect to Deferral Contributions.

(B)       For purposes of Section 8.01(a)(2), as used in the first paragraph of the definition of “Active Participant” above, “plan” means an account balance plan (or portion thereof) of the Employer or a Related Employer subject to Code section 409A pursuant to which the Participant is eligible to accrue benefits without any election by the Participant to defer compensation thereunder, and the “date the Participant becomes a Participant under Section 3.01” refers only to the date the Participant becomes a Participant with respect to Matching or Employer Contributions.

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(3)  “Administrator” means the Employer adopting this Plan (but excluding Related Employers) or other person designated by the Employer in Section 1.01(c).

(4)  “Adoption Agreement” means Article 1, under which the Employer establishes and adopts or amends the Plan and selects certain provisions of the Plan.  The provisions of the Adoption Agreement are an integral part of the Plan.

(5)  “Beneficiary” means the person or persons entitled under Section 7.02 to receive benefits under the Plan upon the death of a Participant.

(6)  “Bonus” means any Performance-based Bonus or any Non-performance-based Bonus as listed and identified in the table in Section 1.05(a)(2) hereof.

(7)   “Change in Control” means a change in control with respect to the applicable corporation, as defined in 26 CFR section 1.409A-3(i)(5).  For purposes of this definition “applicable corporation” means:

(A)  The corporation for which the Participant is performing services at the time of the change in control event;

(B)   The corporation(s) liable for payment hereunder (but only if either the accrued benefit hereunder is attributable to the performance of service by the Participant for such corporation(s) or there is a bona fide business purpose for such corporation(s) to be liable for such payment and, in either case, no significant purpose of making such corporation(s) liable for such benefit is the avoidance of Federal income tax); or

(C)   A corporate majority shareholder of one of the corporations described in (A) or (B) above or any corporation in a chain of corporations in which each corporation is a majority shareholder of another corporation in the chain, ending in a corporation identified in (A) or (B) above.

(8)    “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(9)    “Compensation” means for purposes of Article 4:

(A)  If the Employer elects Section 1.04(a), such term as defined in such Section 1.04(a).

(B)   If the Employer elects Section 1.04(b), wages as defined in Code section 3401(a) and all other payments of compensation to an Employee by the Employer (in the course of the Employer’s trade or business) for which the Employer is required to furnish the Employee a written statement under Code sections 6041(d) and 6051(a)(3), excluding any items elected by the Employer in Section 1.04(b), reimbursements or other expense allowances, fringe benefits (cash and non-cash), moving expenses, deferred compensation and welfare benefits, but including amounts that are not includable in the gross income of the Employee under a salary reduction agreement by reason of the application of Code section 125, 132(f)(4), 402(e)(3), 402(h) or 403(b).  Compensation shall be determined without regard to any rules under Code section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Code section 3401(a)(2)).

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(C)   If the Employer elects Section 1.04(c), any and all monetary remuneration paid to the Director by the Employer, including, but not limited to, meeting fees and annual retainers, and excluding items listed in Section 1.04(c).

For purposes of this Section 2.01(a)(9), Compensation shall also include amounts deferred pursuant to an election under Section 4.01.

(10) “Deferral Contribution” means a hypothetical contribution credited to a Participant’s Account as the result of the Participant’s election to reduce his Compensation in exchange for such credit, as described in Section 4.01.

(11)  “Director” means a person, other than an Employee, who is elected or appointed as a member of the board of directors of the Employer, with respect to a corporation, or to an analogous position with respect to an entity that is not a corporation.

(12)  “Disability” is described in Section 1.07(a)(2).

(13)  “Employee” means any employee of the Employer.

(14)  “Employer” means the employer named in Section 1.02(a) and any Related Employers listed in Section 1.02(b).

(15) “Employer Contribution” means a hypothetical contribution credited to a Participant’s Account under the Plan as a result of the Employer’s crediting of such amount, as described in Section 4.03.

(16) “Employment Commencement Date” means the date on which the Employee commences employment with the Employer.

(17)  “ERISA” means the Employee Retirement Income Security Act of 1974, as from time to time amended.

(18)   “Inactive Participant” means a Participant who is not an Employee or Director.

(19) “Matching Contribution” means a hypothetical contribution credited to a Participant’s Account under the Plan as a result of the Employer’s crediting of such amount, as described in Section 4.02.

(20)  “Non-performance-based Bonus” means any Bonus listed under the column entitled “non-performance based” in Section 1.05(a)(2).

(21)  “Participant” means any Employee or Director who participates in the Plan in accordance with Article 3 (or formerly participated in the Plan and has an amount credited to his Account).

(22)  “Performance-based Bonus” means any Bonus listed under the column entitled “performance based” in Section 1.05(a)(2), which constitutes compensation, the amount of, or entitlement to, which is contingent on the satisfaction of pre-established organizational or individual performance criteria relating to a performance period of at least 12 consecutive months and which is further defined in 26 CFR section 1.409A-1(e).

(23)  “Permissible Investment” means the investments specified by the Employer as available for hypothetical investment of Accounts.  The Permissible Investments under the Plan are listed in the Service Agreement, and the provisions of the Service Agreement listing the Permissible Investments are hereby incorporated herein.

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(24)  “Plan” means the plan established by the Employer as set forth herein as a new plan or as an amendment to an existing plan, such establishment to be evidenced by the Employer’s execution of the Adoption Agreement, together with any and all amendments hereto.

(25)  “Related Employer” means any employer other than the Employer named in Section 1.02(a), if the Employer and such other employer are members of a controlled group of corporations (as defined in Code section 414(b)) or trades or businesses (whether or not incorporated) under common control (as defined in Code section 414(c)).

(26)  “Separation from Service” means the date the Participant retires or otherwise has a termination of employment (or a termination of the contract pursuant to which the Participant has provided services as a Director, for a Director Participant) with the Employer and all Related Employers, as further defined in 26 CFR section 1.409A-1(h); provided, however, that

(A)       For purposes of this paragraph (26), the definition of “Related Employer” shall be modified as follows:

(i)         In applying Code section 1563(a)(1), (2) and (3) for purposes of determining a controlled group of corporations under Code section 414(b), the phrase “at least 50%” shall be used instead of “at least 80 percent” each place “at least 80 percent” appears in Code section 1563(a)(1), (2) and (3); and

(ii)        In applying 26 CFR section 1.414(c)-2 for purposes of determining trades or business (whether or not incorporated) under common control for purposes of Code section 414(c), the phrase “at least 50%” shall be used instead of “at least 80 percent” each place “at least 80 percent” appears in 26 CFR section 1.414(c)-2.

(B)       In the event a Participant provides services to the Employer or a Related Employer as an Employee and a Director,

(i)        The Employee Participant’s services as a Director are not taken into account in determining whether the Participant has a Separation from Service as an Employee; and

 (ii)       The Director Participant’s services as an Employee are not taken into account in determining whether the Participant has a Separation from Service as a Director provided that this Plan is not aggregated with a plan subject to Code section 409A in which the Director Participant participates as an employee of the Employer or a Related Employer or in which the Employee Participant participates as a director (or a similar position with respect to a non-corporate entity) of the Employer or a Related Employer, as applicable, pursuant to 26 CFR section 1.409A-1(c)(2)(ii).

(27)  “Service Agreement” means the agreement between the Employer and Trustee regarding the arrangement between the parties for recordkeeping services with respect to the Plan.

(28)  “Specified Employee,” (unless defined by the Employer in a separate writing, in which case such writing is hereby incorporated herein) means a Participant who meets the requirements in 26 CFR section 1.409A-1(i) applying the default definition components provided in such regulation (those that would apply absent elections, as described in 26 CFR section 1.409A-1(i)(8)), including an identification date of December 31.  In the event that such default definition components are applicable, the Employer has elected Section 1.01(b)(2) and, immediately prior to the date in Section 1.01(b)(2), the Plan applied an identification date (the “prior date”) other than the December 31, the prior date shall continue to apply, and December 31 shall not apply, until the date that is 12 months after the date in Section 1.01(b)(2).

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(29)  “Trust” means the trust created by the Employer, pursuant to the Trust agreement between the Employer and the Trustee, under which assets are held, administered, and managed, subject to the claims of the Employer’s creditors in the event of the Employer’s insolvency, until paid to Participants and their Beneficiaries as specified in the Plan.

(30)  “Trust Fund” means the property held in the Trust by the Trustee.

(31)  “Trustee” means the individual(s) or entity appointed by the Employer under the Trust agreement.

(32)  “Unforeseeable Emergency” is as defined in 26 CFR section 1.409A-3(i)(3)(i).

(33)  “Year of Service” is as defined in Section 7.03(b) for purposes of the elapsed time method and in Section 7.03(c) for purposes of the class year method.

(b)  Pronouns used in the Plan are in the masculine gender but include the feminine gender unless the context clearly indicates otherwise.

Article 3.  Participation.

3.01.  Date of Participation.  An Employee or Director becomes a Participant on the date such Employee’s or Director’s participation becomes effective (as described in Section 1.03).

3.02.  Participation following a Change in Status.

(a)  If a Participant ceases to be an Employee or Director and thereafter resumes the same status he had as a Participant during his immediately previous participation in the Plan (as an Employee if previously a Participant as an Employee and as a Director if previously a Participant as a Director), he will again become a Participant immediately upon resumption of such status, provided, however, that if such Participant is a Director, he is an eligible Director upon resumption of such status (as defined in Section 1.03(b)), and provided, further, that if such Participant is an Employee, he is an eligible Employee upon resumption of such status (as defined in Section 1.03(a)).  Deferral Contributions to such Participant’s Account thereafter, if any, shall be subject to (1) or (2) below.

(1) If the Participant resumes such status during a period for which such Participant had previously made a valid deferral election pursuant to Section 4.01, he shall immediately resume such Deferral Contributions.  Deferral Contributions applicable to periods thereafter shall be made pursuant to the election and other rules described in Section 4.01.

(2) If the Participant resumes such status after the period described in the first sentence of paragraph (1) of this Section 3.02, any Deferral Contributions with respect to such Participant shall be made pursuant to the election and other rules described in Section 4.01.

(b) When an individual who is a Participant due to his status as an eligible Employee (as defined in Section 1.03(a)) continues in the employ of the Employer or Related Employer but ceases to be an eligible Employee, the individual shall not receive an allocation of Matching or Employer Contributions for the period during which he is not an eligible Employee.  Such Participant shall continue to make Deferral Contributions throughout the remainder of the applicable period (as described in Section 4.01) in which such change in status occurs, if, and as, applicable.

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(c) When an individual who is a Participant due to his status as an eligible Director (as defined in Section 1.03(b)) continues his directorship with the Employer or a Related Employer but ceases to be an eligible Director, the individual shall not receive an allocation of Matching or Employer Contributions for the period during which he is not an eligible Director.  Such Participant shall continue to make Deferral Contributions throughout the remainder of the applicable period (as described in Section 4.01) in which such change in status occurs, if, and as, applicable.

Article 4.  Contributions.

4. 01  Deferral Contributions.  If elected by the Employer pursuant to Section 1.05(a) and/or 1.06(a), a Participant described in such applicable Section may elect to reduce his Compensation by a specified percentage or dollar amount.  The Employer shall credit an amount to the Participant’s Account equal to the amount of such reduction.  Except as otherwise provided in this Section 4.01, such election shall be effective to defer Compensation relating to all services performed in the calendar year beginning after the calendar year in which the Participant executes the election.  Under no circumstances may a salary reduction agreement be adopted retroactively.  If the Employer has elected to apply Section 1.05(a)(2), no amount will be deducted from Bonuses unless the Participant has made a separate deferral election applicable to such Bonuses.  A Participant’s election to defer Compensation may be changed at any time before the last permissible date for making such election, at which time such election becomes irrevocable.  Notwithstanding anything herein to the contrary, the conditions under which a Participant may make a deferral election as provided in the applicable salary reduction agreement are hereby incorporated herein and supersede any otherwise inconsistent Plan provision.

(a)   Performance Based Bonus.  With respect to a Performance-based Bonus, a separate election made pursuant to Section 1.05(a)(2) will be effective to defer such Bonus if made no later than 6 months before the end of the period during which the services on which such Performance-based Bonus is based are performed.

(b)   Fiscal Year Bonus. With respect to a Bonus relating to a period of service coextensive with one or more consecutive fiscal years of the Employer, of which no amount is paid or payable during the service period, a separate election pursuant to Section 1.05(a)(2) will be effective to defer such Bonus if made no later than the close of the Employer’s fiscal year next preceding the first fiscal year in which the Participant performs any services for which such Bonus is payable.

(c)   Cancellation of Salary Reduction Agreement.

(1)   The Administrator may cancel a Participant’s salary reduction agreement pursuant to the provisions of 26 CFR section 1.409A-3(j)(4)(viii) in connection with the Participant’s Unforeseeable Emergency.  To the extent required pursuant to the application of 26 CFR section 1.401(k)-1(d)(3) (or any successor thereto), a Participant’s salary reduction agreement shall be automatically cancelled.

(2)   The Administrator may cancel a Participant’s salary reduction agreement pursuant to the provisions of 26 CFR section 1.409A-3(j)(4)(xii) in connection with the Participant’s disability.  Such cancellation must occur by the later of the end of the Participant’s taxable year or the 15th day of the third month following the date the Participant incurs a disability.  For purposes of this paragraph (2), a disability is any medically determinable physical or mental impairment resulting in the Participant’s inability to perform the duties of his or her position or any substantially similar position, where such impairment can be expected to result in death or can be expected to last for a continuous period of not less than six months.

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In no event may the Participant, directly or indirectly, elect such a cancellation.  A cancellation pursuant to this subsection (c) shall apply only to Compensation not yet earned.

(d)   Initial Deferral Election.   Notwithstanding the above, if the Participant is not an Active Participant, the Participant may make an election to defer Compensation within 30 days after the Participant becomes a Participant, which election shall be effective with respect to Compensation payable for services performed during the calendar year (or other deferral period described in (a) or (b) above, as applicable) and after the date of such election.  For Compensation that is earned based upon a specified performance period (e.g., an annual bonus) an election pursuant to this subsection (d) will be effective to defer an amount equal to the total amount of the Compensation for the performance period multiplied by the ratio of the number of days remaining in the performance period after the election over the total number of days in the performance period.

4.02.  Matching Contributions.  If so provided by the Employer in Section 1.05(b) and/or 1.06(b)(1), the Employer shall credit a Matching Contribution to the Account of each Participant entitled to such Matching Contribution.  The amount of the Matching Contribution shall be determined in accordance with Section 1.05(b) and/or 1.06(b)(1), as applicable, provided, however, that the Matching Contributions credited to the Account of a Participant pursuant to Section 1.05(b)(2) shall be limited pursuant to (a) and (b) below:

(a) The sum of Matching Contributions made on behalf of a Participant pursuant to Section 1.05(b)(2) for any calendar year and any other benefits the Participant accrues pursuant to another plan subject to Code section 409A as a result of such Participant’s action or inaction under a qualified plan with respect to elective deferrals and other employee pre-tax contributions subject to the contribution restrictions under Code section 401(a)(30) or 402(g) shall not result in an increase in the amounts deferred under all plans subject to Code section 409A in which the Participant participates in excess of the limit with respect to elective deferrals under Code section 402(g)(1)(A), (B) and (C) in effect for the calendar year in which such action or inaction occurs; and

(b) The Matching Contributions made on behalf of a Participant pursuant to Section 1.05(b)(2) shall never exceed 100% of the matching amounts that would be provided under the qualified employer plan identified in Section 1.05(b)(2) absent any plan-based restrictions that reflect limits on qualified plan contributions under the Code.

4.03. Employer Contributions.   If so provided by the Employer in Section 1.05(c)(1) and/or 1.06(b)(2), the Employer shall make an Employer Contribution to be credited to the Account of each Participant entitled thereto in the amount provided in such Section(s).  If so provided by the Employer in Section 1.05(c)(2) and/or 1.06(b)(3), the Employer may make an Employer Contribution to be credited to the Account maintained on behalf of any Participant in such an amount as the Employer, in its sole discretion, shall determine, subject to the provisions of the applicable Section.

4.04. Election Forms.   Notwithstanding anything herein to the contrary, the terms of an election form with respect to the conditions under which a Participant may make any election hereunder, as provided in such form (whether electronic or otherwise) are hereby incorporated herein and supersede any otherwise inconsistent Plan provision.

Article 5.  Participants’ Accounts.  The Administrator will maintain an Account for each Participant, reflecting hypothetical contributions credited to the Participant, along with hypothetical earnings, expenses, gains and losses, pursuant to the terms hereof.  A hypothetical contribution shall be credited to the Account of a Participant on the date determined by the Employer and accepted by the Plan recordkeeper.  The Administrator will maintain such other accounts and records as it deems appropriate to the discharge of its duties under the Plan.

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Article 6.  Investment of Accounts.

6.01.  Manner of Investment.  All amounts credited to the Accounts of Participants shall be treated as though invested and reinvested only in Permissible Investments.

6.02.   Investment Decisions, Earnings and Expenses.  Investments in which the Accounts of Participants shall be treated as invested and reinvested shall be directed by the Employer or by each Participant, or both, in accordance with Section 1.09.  All dividends, interest, gains, and distributions of any nature that would be earned on a Permissible Investment will be credited to the Account as though reinvested in additional shares of that Permissible Investment.  Expenses that would be attributable to such investments shall be charged to the Account of the Participant.

Article 7.   Right to Benefits.

7.01.  Retirement.  If provided by the Employer in Section 1.08(e)(1), the Account of a Participant or an Inactive Participant who attains retirement eligibility prior to a Separation from Service will be 100% vested.

7.02.  Death.  If provided by the Employer in Section 1.08(e)(2), the Account of a Participant or former Participant who dies before the distribution of his entire Account will be 100% vested, provided that at the time of his death he is earning Years of Service.

A Participant may designate a Beneficiary or Beneficiaries, or change any prior designation of Beneficiary or Beneficiaries, by giving notice to the Administrator on a form designated by the Administrator.  If more than one person is designated as the Beneficiary, their respective interests shall be as indicated on the designation form.

A copy of the death certificate or other sufficient documentation must be filed with and approved by the Administrator.  If upon the death of the Participant there is, in the opinion of the Administrator, no designated Beneficiary for part or all of the Participant’s Account, such amount will be paid to his surviving spouse or, if none, to his estate (such spouse or estate shall be deemed to be the Beneficiary for purposes of the Plan).  If a Beneficiary dies after benefits to such Beneficiary have commenced, but before they have been completed, and, in the opinion of the Administrator, no person has been designated to receive such remaining benefits, then such benefits shall be paid to the deceased Beneficiary’s estate.

A distribution to a Beneficiary of a Specified Employee is not considered to be a payment to a Specified Employee for purposes of Sections 1.07 and 8.01(e).

7.03.  Separation from Service.

(a)   General.  If provided by the Employer in Section 1.08, and subject to Section 1.08(e)(2), if a Participant has a Separation from Service, he will be entitled to a benefit equal to (i) the vested percentage(s) of the value of the Matching and Employer Contributions credited to his Account, as adjusted for income, expense, gain, or loss, such percentage(s) determined in accordance with the vesting schedule(s) and methodology selected by the Employer in Section 1.08, and (ii) the value of the Deferral Contributions to his Account as adjusted for income, expense, gain, or loss.  The amount payable under this Section 7.03 will be distributed in accordance with Article 8.

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(b)   Elapsed Time Vesting.   Unless otherwise provided by the Employer in Section 1.08, vesting shall be determined based on the elapsed time method.  For purposes of the elapsed time method, “Years of Service” means, with respect to any Participant or Inactive Participant, the number of whole years of his periods of service with the Employer and any Related Employers (as defined in Section 2.01(a)(26)(A)), subject to any exclusion elected by the Employer in Section 1.08(c).  A Participant or Inactive Participant will receive credit for the aggregate of all time period(s) commencing with his Employment Commencement Date and ending on the date a break in service begins, unless any such years are excluded by Section 1.08(c).  A Participant or Inactive Participant will also receive credit for any period of severance of less than 12 consecutive months.  Fractional periods of a year will be expressed in terms of days.

A break in service is a period of severance of at least 12 consecutive months.  A “period of severance” is a continuous period of time beginning on the date the Participant or Inactive Participant incurs a Separation from Service, or if earlier, the 12-month anniversary of the date on which the Participant or Inactive Participant was otherwise first absent from service.

Notwithstanding the above, the Employer shall comply with any service crediting rules to the extent required by applicable law.

(c)   Class Year Vesting.  If provided by the Employer in Section 1.08, a Participant’s or Inactive Participant’s vested percentage in the Matching Contributions and/or Employer Contributions portion(s) of his Account shall be determined pursuant to the class year method.  Pursuant to such method, amounts attributable to the applicable contribution types are assigned to “class years” established in the records of the Plan.  Such class years are years (calendar or non-calendar) to which the contribution is assigned by the Administrator, as described in the Service Agreement between the Trustee and the Employer.  The Participant’s or Inactive Participant’s vested percentage in amounts attributable to a particular contribution is determined from the beginning of the applicable class year to the date the Participant or Inactive Participant incurs a Separation from Service.  For purposes of the class year method, a Participant or Inactive Participant is credited with a Year of Service on the first day of each such class year.

7.04.  Vesting after Partial Distribution.  If a distribution from a Participant’s Account has been made to him at a time when his Account is less than 100% vested, the vesting schedule in Section 1.08 will thereafter apply only to amounts in his Account attributable to Matching Contributions and Employer Contributions credited after such distribution.  The balance of his Account attributable to Matching Contributions and Employer Contributions immediately after such distribution will be subject to the following for the purpose of determining his interest therein.

At any relevant time prior to a forfeiture of any portion thereof under Section 7.05, a Participant’s nonforfeitable interest in the portion of his Account described in the sentence immediately above will be equal to P(AB + (RxD))-(RxD), where P is the nonforfeitable percentage at the relevant time determined under Section 1.08; AB is the account balance of such portion at the relevant time; D is the amount of the distribution; and R is the ratio of the account balance of such portion at the relevant time to the account balance of such portion after distribution.  Following a forfeiture of any portion of such portion under Section 7.05 below, any balance with respect to such portion will remain fully vested and nonforfeitable.

7.05.  Forfeitures.  Once payments are to commence to a Participant or Inactive Participant hereunder, the portion of such Account subject to the same payment commencement date but not yet vested, if any, (determined by his vested percentage at such payment commencement date) will be forfeited by him

7.06.  Change in Control.  If the Employer has elected to apply Section 1.07(a)(3)(D), then, upon a Change in Control, notwithstanding any other provision of the Plan to the contrary, all Participant Accounts shall be 100% vested.

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7.07.  Disability.  If the Employer has elected to apply Section 1.08(e)(3), then, upon the date a Participant incurs a Disability, as defined in Section 1.07(a)(2), notwithstanding any other provision of the Plan to the contrary, all Accounts of such Participant shall be 100% vested.

7.08.  Directors.  Notwithstanding any other provision of the Plan to the contrary, all Accounts of a Participant who is a Director shall be 100% vested at all times, including Accounts attributable to the Participant’s service as an Employee, if any.

Article 8.  Distribution of Benefits.

8.01 Events Triggering, and Form of, Distributions.

(a)          Events triggering the distribution of benefits and the form of such distributions are described in Section 1.07(a), pursuant to the Employer’s election and/or the Participant’s election, as applicable.

(1)        With respect to the form and time of distribution of amounts attributable to a Deferral Contribution, a Participant election must be made no later than the time by which the Participant must elect to make a Deferral Contribution, as described in Section 4.01.

(2)        With respect to the form and time of distribution of amounts attributable to Matching or Employer Contributions, a Participant election must be made no later than the time by which a Participant would be required to make a Deferral Contribution as described in Section 4.01 with respect to the calendar year for which the Matching and/or Employer Contributions are credited.  For purposes of applying Section 4.01(d) “Active Participant” shall have the meaning assigned in Section 2.01(a)(2)(B).

(3)        Notwithstanding anything herein to the contrary, an election choosing a distribution trigger and payment method pursuant to Section 1.07(a)(1) will only be effective with respect to amounts attributable to contributions credited to the Participant’s Account for the calendar year (or other deferral period described in 4.01(a) or (b)) to which such election relates.  Amounts attributable to contributions credited to a Participant’s account prior to the effective date of any new election will not be affected and will be paid in accordance with the otherwise applicable election.

(b)         If the Employer elects to permit a distribution election change pursuant to Section 1.07(b), then any such distribution election change must satisfy (1) through (3) below:

(1)         Such election may not take effect until at least 12 months after the date on which such election is made.

(2)         In the case of an election related to a payment not on account of Disability, death or the occurrence of an Unforeseeable Emergency, the payment with respect to which such election is made must be deferred for a period of not less than five years from the date such payment would otherwise have been paid (or in the case of installment payments, five years from the date the first amount was scheduled to be paid).

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(3)  Any election related to a payment at a specified time or pursuant to a fixed schedule may not be made less than 12 months prior to the date the payment is scheduled to be paid (or in the case of installment payments, 12 months prior to the date the first amount was scheduled to be paid).

With respect to any initial distribution election, a Participant shall in no event be permitted to make more than one distribution election change.

(c)  A Participant’s entitlement to installments will not be treated as an entitlement to a series of separate payments.

(d)  If the Plan does not provide for Plan-level payment triggers pursuant to Section 1.07(a)(3), and the Participant does not designate in the manner prescribed by the Administrator the method of distribution, and/or the distribution trigger (if and as required), such method of distribution shall be a lump sum at Separation from Service.

(e)  Notwithstanding anything herein to the contrary, with respect to any Specified Employee, if the applicable payment trigger is Separation from Service, then payment shall not commence before the date that is six months after the date of Separation from Service (or, if earlier, the date of death of the Specified Employee, pursuant to Section 7.02).  Payments to which a Specified Employee would otherwise be entitled during the first six months following the date of Separation from Service are delayed by six months.

(f)  Notwithstanding anything herein to the contrary, the Administrator may, in its discretion, automatically pay out a Participant’s vested Account in a lump sum, provided that such payment satisfies the requirements in (1) through (3) below:

(1)   Such payment results in the termination and liquidation of the entirety of the Participant’s interest under the plan (as defined in 26 CFR section 1.409A-1(c)(2)), including all agreements, methods, programs, or other arrangements with respect to which deferrals of compensation are treated as having been deferred under a single nonqualified deferred compensation plan under 26 CFR section 1.409A-1(c)(2);

(2)   Such payment is not greater than the applicable dollar amount under Code section 402(g)(1)(B); and

(3)   Such exercise of Administrator discretion is evidenced in writing no later than the date of such payment.

(g)  Notwithstanding anything herein to the contrary, the Administrator may, in its discretion, delay a payment otherwise required hereunder to a date after the designated payment date due to any of the circumstances described in (1) through (4) below, provided that the Administrator treats all payments to similarly situated Participants on a reasonably consistent basis.

(1)   In the event the Administrator reasonably anticipates that, if the payment were made as scheduled, the Employer’s deduction with respect to such payment would not be permitted due to the application of Code section 162(m), provided the delay complies with the conditions in 26 CFR section 1.409A-2(b)(7)(i).

(2)   In the event the Administrator reasonably anticipates that the making of such payment will violate Federal securities laws or other applicable law, provided the delay complies with the conditions in 26 CFR section 1.409A-2(b)(7)(ii).

(3)   Upon such other events and conditions as the Commissioner of the Internal Revenue Service may prescribe in generally applicable guidance published in the Internal Revenue Bulletin.

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(4)   Upon a change in control event, provided the delay complies with conditions in 26 CFR section 1.409A-3(i)(5)(iv).

(h)  Notwithstanding anything herein to the contrary, the Administrator may provide an election to change the time or form of a payment hereunder to satisfy the requirements of the Uniformed Services Employment and Reemployment Rights Act of 1994, as amended, 38 USC sections 4301 through 4344.

8.02.  Notice to Trustee.  The Administrator will provide direction to the Trustee, as provided in the Trust agreement, whenever any Participant or Beneficiary is entitled to receive benefits under the Plan.  The Administrator’s notice shall indicate the form, amount and frequency of benefits that such Participant or Beneficiary shall receive.

8.03.  Unforeseeable Emergency Withdrawals.  Notwithstanding anything herein to the contrary, a Participant may apply to the Administrator to withdraw some or all of his Account if such withdrawal is made on account of an Unforeseeable Emergency as determined by the Administrator in accordance with the requirements of and subject to the limitations provided in 26 CFR section 1.409A-3(i)(3).

Article 9.  Amendment and Termination.

9.01  Amendment by Employer.  The Employer reserves the authority to amend the Plan in its discretion.  Any such amendment notwithstanding, no Participant’s Account shall be reduced by such amendment below the amount to which the Participant would have been entitled if he had voluntarily left the employ of the Employer immediately prior to the date of the change.

9.02.  Termination.  The Employer has no obligation or liability whatsoever to maintain the Plan for any length of time and may terminate the Plan at any time by written notice delivered to the Trustee without any liability hereunder for any such discontinuance or termination.  Such termination shall comply with 26 CFR section 1.409A-3(j)(4)(ix) and other applicable guidance.

Article 10.  Miscellaneous.

10.01.  Communication to Participants.  The Plan will be communicated to all Participants by the Employer promptly after the Plan is adopted.

10.02.  Limitation of Rights.  Neither the establishment of the Plan and the Trust, nor any amendment thereof, nor the creation of any fund or account, nor the payment of any benefits, will be construed as giving to any Participant or other person any legal or equitable right against the Employer, Administrator or Trustee, except as provided herein; in no event will the terms of employment or service of any individual be modified or in any way affected hereby.

10.03.  Nonalienability of Benefits.  The benefits provided hereunder will not be subject to alienation, assignment, garnishment, attachment, execution or levy of any kind, either voluntarily or involuntarily, and any attempt to cause such benefits to be so subjected will not be recognized, except to such extent as may be required by law and as provided pursuant to a domestic relations order (defined in Code section 414(p)(1)(B)), as determined by the Administrator.  Pursuant to a domestic relations order, payments may be accelerated to a time sooner, and pursuant to a schedule more rapid, than the time and schedule applicable in the absence of the domestic relations order, provided that such payment pursuant to such order is not made to the Participant and provided further that this provision shall not be construed to provide the Participant discretion regarding whether such payment time or schedule will be accelerated.

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10.04.  Facility of Payment.  In the event the Administrator determines, on the basis of medical reports or other evidence satisfactory to the Administrator, that the recipient of any benefit payments under the Plan is incapable of handling his affairs by reason of minority, illness, infirmity or other incapacity, the Administrator may disburse such payments, or direct the Trustee to disburse such payments, as applicable, to a person or institution designated by a court which has jurisdiction over such recipient or a person or institution otherwise having the legal authority under State law for the care and control of such recipient.  The receipt by such person or institution of any such payments shall be complete acquittance therefore, and any such payment to the extent thereof, shall discharge the liability of the Trust for the payment of benefits hereunder to such recipient.

10.05.      Plan Records.  The Administrator shall maintain the records of the Plan on a calendar-year basis.

10.06.              USERRA.  Notwithstanding anything herein to the contrary, the Administrator shall permit any Participant election and make any payments hereunder required by the Uniformed Services Employment and Reemployment Rights Act of 1994, as amended, 38 USC 4301-4334.

10.07.              Governing Law.  The Plan and the accompanying Adoption Agreement will be construed, administered and enforced according to ERISA, and to the extent not preempted thereby, the laws of the State in which the Employer has its principal place of business, without regard to the conflict of laws principles of such State.

Article 11.  Plan Administration.

11.01.  Powers and Responsibilities of the Administrator.  The Administrator has the full power and the full responsibility to administer the Plan in all of its details, subject, however, to the applicable requirements of ERISA.  The Administrator’s powers and responsibilities include, but are not limited to, the following:

(a)          To make and enforce such rules and regulations as it deems necessary or proper for the efficient administration of the Plan;

(b)         To interpret the Plan, its interpretation thereof in good faith to be final and conclusive on all persons claiming benefits under the Plan;

(c)          To decide all questions concerning the Plan and the eligibility of any person to participate in the Plan;

(d)         To administer the claims and review procedures specified in Section 11.02;

(e)          To compute the amount of benefits which will be payable to any Participant, former Participant or Beneficiary in accordance with the provisions of the Plan;

(f)            To determine the person or persons to whom such benefits will be paid;

(g)         To authorize the payment of benefits;

(h)         To appoint such agents, counsel, accountants, and consultants as may be required to assist in administering the Plan; and

(i)             By written instrument, to allocate and delegate its responsibilities, including the formation of an administrative committee to administer the Plan.

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11.02.  Claims and Review Procedures.

(a)          Claims Procedure.  If any person believes he is being denied any rights or benefits under the Plan, such person may file a claim in writing with the Administrator.  If any such claim is wholly or partially denied, the Administrator will notify such person of its decision in writing.  Such notification will contain (i) specific reasons for the denial, (ii) specific reference to pertinent Plan provisions, (iii) a description of any additional material or information necessary for such person to perfect such claim and an explanation of why such material or information is necessary, and (iv) information as to the steps to be taken if the person wishes to submit a request for review, including a statement of the such person’s right to bring a civil action under ERISA section 502(a) following as adverse determination upon review.  Such notification will be given within 90 days after the claim is received by the Administrator (or within 180 days, if special circumstances require an extension of time for processing the claim, and if written notice of such extension and circumstances is given to such person within the initial 90-day period).

If the claim concerns disability benefits under the Plan, the Plan Administrator must notify the claimant in writing within 45 days after the claim has been filed in order to deny it.  If special circumstances require an extension of time to process the claim, the Plan Administrator must notify the claimant before the end of the 45-day period that the claim may take up to 30 days longer to process.  If special circumstances still prevent the resolution of the claim, the Plan Administrator may then only take up to another 30 days after giving the claimant notice before the end of the original 30-day extension.  If the Plan Administrator gives the claimant notice that the claimant needs to provide additional information regarding the claim, the claimant must do so within 45 days of that notice.

(b)         Review Procedure.  Within 60 days after the date on which a person receives a written notice of a denied claim (or, if applicable, within 60 days after the date on which such denial is considered to have occurred), such person (or his duly authorized representative) may (i) file a written request with the Administrator for a review of his denied claim and of pertinent documents and (ii) submit written issues and comments to the Administrator.  This written request may include comments, documents, records, and other information relating to the claim for benefits.  The claimant shall be provided, upon the claimant’s request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the claim for benefits.  The review will take into account all comments, documents, records, and other information submitted by the claimant relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.  The Administrator will notify such person of its decision in writing.  Such notification will be written in a manner calculated to be understood by such person and will contain specific reasons for the decision as well as specific references to pertinent Plan provisions.  The decision on review will be made within 60 days after the request for review is received by the Administrator (or within 120 days, if special circumstances require an extension of time for processing the request, such as an election by the Administrator to hold a hearing, and if written notice of such extension and circumstances is given to such person within the initial 60-day period). The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Plan expects to render the determination on review.

If the initial claim was for disability benefits under the Plan and has been denied by the Plan Administrator, the claimant will have 180 days from the date the claimant received notice of the claim’s denial in which to appeal that decision.  The review will be handled completely independently of the findings and decision made regarding the initial claim and will be processed by an individual who is not a subordinate of the individual who denied the initial claim.  If the claim requires medical judgment, the individual handling the appeal will consult with a medical professional whom was not consulted regarding the initial claim and who is not a subordinate of anyone consulted regarding the initial claim and identify that medical professional to the claimant.

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The Plan Administrator shall provide the claimant with written notification of a plan’s benefit determination on review.  In the case of an adverse benefit determination, the notification shall set forth, in a manner calculated to be understood by the claimant — the specific reason or reasons for the adverse determinations, reference to the specific plan provisions on which the benefit determination is based, a statement that the claimant is entitled to receive, upon the claimant’s request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the claim for benefits.

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